                                                                  Exhibit 99.7



                                                                  EXECUTION COPY


================================================================================



                                  IBASIS, INC.,



                     THE SUBSIDIARY GUARANTORS NAMED HEREIN



                                       AND



                        THE BANK OF NEW YORK, AS TRUSTEE



                                    INDENTURE



                            DATED AS OF JUNE 18, 2004



                      8% SECURED CONVERTIBLE NOTES DUE 2007


================================================================================

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                                TABLE OF CONTENTS


ARTICLE 1.            DEFINITIONS................................................................................1

         Section 1.1.          DEFINITIONS.......................................................................1


ARTICLE 2.            ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES.........................21

         Section 2.1.          DESIGNATION, AMOUNT AND ISSUE OF NOTES...........................................21
         Section 2.2.          FORM OF NOTES....................................................................22
         Section 2.3.          DATE AND DENOMINATION OF NOTES; PAYMENTS OF INTEREST.............................22
         Section 2.4.          EXECUTION OF NOTES...............................................................24
         Section 2.5.          EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES; DEPOSITARY.......................24
         Section 2.6.          MUTILATED, DESTROYED, LOST OR STOLEN NOTES.......................................27
         Section 2.7.          TEMPORARY NOTES..................................................................28
         Section 2.8.          CANCELLATION OF NOTES PAID, ETC..................................................28
         Section 2.9.          CUSIP NUMBERS....................................................................29

ARTICLE 3.            REDEMPTION OF NOTES.......................................................................29

         Section 3.1.          REDEMPTION PRICES................................................................29
         Section 3.2.          NOTICE OF REDEMPTION; SELECTION OF NOTES.........................................30
         Section 3.3.          PAYMENT OF NOTES CALLED FOR REDEMPTION...........................................31
         Section 3.4.          CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION....................................32


ARTICLE 4.            SUBORDINATION OF NOTES AND GUARANTY OBLIGATIONS...........................................33

         Section 4.1.          AGREEMENT OF SUBORDINATION.......................................................33


ARTICLE 5.            PARTICULAR COVENANTS OF THE COMPANY.......................................................33

         Section 5.1.          PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.......................................33
         Section 5.2.          MAINTENANCE OF OFFICE OR AGENCY..................................................33
         Section 5.3.          APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE...............................34
         Section 5.4.          PROVISIONS AS TO PAYING AGENT....................................................34
         Section 5.5.          EXISTENCE........................................................................35
         Section 5.6.          STAY, EXTENSION AND USURY LAWS...................................................35
         Section 5.7.          COMPLIANCE CERTIFICATE...........................................................36
         Section 5.8.          FURTHER INSTRUMENTS AND ACTS.....................................................36
         Section 5.9.          PAYMENT OF TAXES AND OTHER CLAIMS................................................36
         Section 5.10.         LIMITATION ON ADDITIONAL INDEBTEDNESS............................................36
         Section 5.11.         LIENS............................................................................36


                                      -i-
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         Section 5.12.         RESTRICTED PAYMENTS..............................................................37
         Section 5.13.         DISQUALIFIED STOCK; ISSUANCE OF PREFERRED STOCK..................................39
         Section 5.14.         DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES...................40
         Section 5.15.         TRANSACTIONS WITH AFFILIATES.....................................................41
         Section 5.16.         restriction on INVESTMENTS.......................................................41
         Section 5.17.         LIMITATION ON USE OF PROCEEDS FROM ASSET SALES...................................41
         Section 5.18.         SUBSIDIARY GUARANTEES............................................................44
         Section 5.19.         ADDITIONAL SUBSIDIARY GUARANTEES.................................................44
         Section 5.20.         MAINTENANCE OF INSURANCE.........................................................45
         Section 5.21.         CORPORATE EXISTENCE..............................................................45
         Section 5.22.         PERFECTION OF SECURITY INTERESTS.................................................45
         Section 5.23.         LIMITATION ON SALE OR ISSUANCE OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES.......45
         Section 5.24.         PROVISIONS OF REPORTS AND OTHER INFORMATION......................................46


ARTICLE 6.            NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.............................46

         Section 6.1.          NOTEHOLDERS' LISTS...............................................................46
         Section 6.2.          PRESERVATION AND DISCLOSURE OF LISTS.............................................47
         Section 6.3.          REPORTS BY TRUSTEE...............................................................47
         Section 6.4.          REPORTS BY COMPANY...............................................................47


ARTICLE 7.            DEFAULTS AND REMEDIES.....................................................................47

         Section 7.1.          EVENTS OF DEFAULT................................................................47
         Section 7.2.          ACCELERATION.....................................................................50
         Section 7.3.          OTHER REMEDIES...................................................................51
         Section 7.4.          PROCEEDINGS BY NOTEHOLDER........................................................51
         Section 7.5.          CONTROL BY MAJORITY..............................................................51
         Section 7.6.          LIMITATION ON SUITS..............................................................51
         Section 7.7.          RIGHTS OF HOLDERS TO RECEIVE PAYMENT.............................................52
         Section 7.8.          COLLECTION SUIT BY TRUSTEE.......................................................52
         Section 7.9.          TRUSTEE MAY FILE PROOFS OF CLAIM.................................................52
         Section 7.10.         DELAY OR OMISSION NOT WAIVER.....................................................53
         Section 7.11.         PRIORITIES.......................................................................53
         Section 7.12.         UNDERTAKING FOR COSTS............................................................53
         Section 7.13.         ENFORCEMENT BY TRUSTEE...........................................................53
         Section 7.14.         RESTORATION OF RIGHTS AND REMEDIES...............................................53
         Section 7.15.         RIGHTS AND REMEDIES CUMULATIVE...................................................54


                                      -ii-
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ARTICLE 8.            CONCERNING THE TRUSTEE....................................................................54

         Section 8.1.          DUTIES AND RESPONSIBILITIES OF TRUSTEE...........................................54
         Section 8.2.          RELIANCE ON DOCUMENTS, OPINIONS, ETC.............................................55
         Section 8.3.          NO RESPONSIBILITY FOR RECITALS, ETC..............................................57
         Section 8.4.          TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN NOTES.............57
         Section 8.5.          MONIES TO BE HELD IN TRUST.......................................................57
         Section 8.6.          COMPENSATION AND EXPENSES OF TRUSTEE.............................................57
         Section 8.7.          OFFICERS' CERTIFICATE AS EVIDENCE................................................58
         Section 8.8.          CONFLICTING INTERESTS OF TRUSTEE.................................................58
         Section 8.9.          ELIGIBILITY OF TRUSTEE...........................................................58
         Section 8.10.         RESIGNATION OR REMOVAL OF TRUSTEE................................................58
         Section 8.11.         ACCEPTANCE BY SUCCESSOR TRUSTEE..................................................60
         Section 8.12.         SUCCESSION BY MERGER, ETC........................................................60
         Section 8.13.         LIMITATION ON RIGHTS OF TRUSTEE AS CREDITOR......................................61


ARTICLE 9.            CONCERNING THE NOTEHOLDERS................................................................61

         Section 9.1.          ACTION BY NOTEHOLDERS............................................................61
         Section 9.2.          PROOF OF EXECUTION BY NOTEHOLDERS................................................61
         Section 9.3.          WHO ARE DEEMED ABSOLUTE OWNERS...................................................62
         Section 9.4.          COMPANY-OWNED NOTES DISREGARDED..................................................62
         Section 9.5.          REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.....................................62


ARTICLE 10.           NOTEHOLDERS' MEETINGS.....................................................................63

         Section 10.1.         PURPOSE OF MEETINGS..............................................................63
         Section 10.2.         CALL OF MEETINGS BY TRUSTEE......................................................63
         Section 10.3.         QUORUM...........................................................................63
         Section 10.4.         CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS.......................................64
         Section 10.5.         QUALIFICATIONS FOR VOTING........................................................64
         Section 10.6.         REGULATIONS......................................................................64
         Section 10.7.         VOTING...........................................................................65
         Section 10.8.         NO DELAY OF RIGHTS BY MEETING....................................................66


ARTICLE 11.           SUPPLEMENTAL INDENTURES...................................................................66

         Section 11.1.         SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS...........................66
         Section 11.2.         SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS..............................67
         Section 11.3.         EFFECT OF SUPPLEMENTAL INDENTURES................................................69
         Section 11.4.         NOTATION ON NOTES................................................................69
         Section 11.5.         EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE.........69


                                     -iii-
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ARTICLE 12.           CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.........................................69

         Section 12.1.         COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS...................................69
         Section 12.2.         SUCCESSOR CORPORATION TO BE SUBSTITUTED..........................................70
         Section 12.3.         OPINION OF COUNSEL TO BE GIVEN TRUSTEE...........................................71


ARTICLE 13.           SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE.......................................71

         Section 13.1.         DISCHARGE OF INDENTURE; DEFEASANCE...............................................71
         Section 13.2.         DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE..................................73
         Section 13.3.         PAYING AGENT TO REPAY MONIES HELD................................................74
         Section 13.4.         RETURN OF UNCLAIMED MONIES.......................................................74
         Section 13.5.         REINSTATEMENT....................................................................74
         Section 13.6.         Indemnity for Government Obligations.............................................74


ARTICLE 14.           IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...........................74

         Section 14.1.         INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS.................................74


ARTICLE 15.           CONVERSION OF NOTES.......................................................................75

         Section 15.1.         RIGHT TO CONVERT.................................................................75
         Section 15.2.         EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION;
                               NO ADJUSTMENT FOR INTEREST OR DIVIDENDS..........................................75
         Section 15.3.         CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES.......................................77
         Section 15.4.         CONVERSION PRICE.................................................................77
         Section 15.5.         ADJUSTMENT OF CONVERSION PRICE...................................................77
         Section 15.6.         EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE........................88
         Section 15.7.         TAXES ON SHARES ISSUED...........................................................89
         Section 15.8.         RESERVATION OF SHARES; SHARES TO BE FULLY PAID; LISTING OF COMMON STOCK..........89
         Section 15.9.         RESPONSIBILITY OF TRUSTEE........................................................90
         Section 15.10.        NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS.......................................90


ARTICLE 16.           REPURCHASE UPON A REPURCHASE EVENT........................................................91

         Section 16.1.         REPURCHASE RIGHT.................................................................91
         Section 16.2.         NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC..............................92
         Section 16.3.         CERTAIN DEFINITIONS..............................................................94


                                      -iv-

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ARTICLE 17.           COLLATERAL AND SECURITY...................................................................96

         Section 17.1.         SECURITY DOCUMENTS...............................................................96
         Section 17.2.         RECORDING........................................................................97
         Section 17.3.         FURTHER ASSURANCES AND SECURITY..................................................97
         Section 17.4.         RELEASE OF COLLATERAL............................................................97
         Section 17.5.         AUTHORIZATION OF ACTIONS TO BE TAKEN UNDER THE SECURITY DOCUMENTS................98
         Section 17.6.         AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE SECURITY
                               DOCUMENTS........................................................................98
         Section 17.7.         INTERCREDITOR AGREEMENT..........................................................99


ARTICLE 18.           GUARANTEE OF NOTES........................................................................99

         Section 18.1.         SUBSIDIARY GUARANTEE.............................................................99
         Section 18.2.         EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE..................................101
         Section 18.3.         LIMITATION OF SUBSIDIARY GUARANTEE..............................................101
         Section 18.4.         ADDITIONAL SUBSIDIARY GUARANTORS................................................101
         Section 18.5.         RELEASE OF SUBSIDIARY GUARANTOR.................................................102
         Section 18.6.         WAIVER OF SUBROGATION...........................................................102


ARTICLE 19.           MISCELLANEOUS PROVISIONS.................................................................103

         Section 19.1.         PROVISIONS BINDING ON COMPANY'S SUCCESSORS......................................103
         Section 19.2.         OFFICIAL ACTS BY SUCCESSOR CORPORATION..........................................103
         Section 19.3.         ADDRESSES FOR NOTICES, ETC......................................................103
         Section 19.4.         GOVERNING LAW...................................................................103
         Section 19.5.         EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT; CERTIFICATES TO TRUSTEE.......103
         Section 19.6.         LEGAL HOLIDAYS..................................................................104
         Section 19.7.         TRUST INDENTURE ACT.............................................................104
         Section 19.8.         BENEFITS OF INDENTURE...........................................................104
         Section 19.9.         TABLE OF CONTENTS, HEADINGS, ETC................................................104
         Section 19.10.        AUTHENTICATING AGENT............................................................104
         Section 19.11.        EXECUTION IN COUNTERPARTS.......................................................105

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Reconciliation and tie between Trust Indenture Act of 1939 (the "TIA" or "Trust
Indenture Act") and this Indenture, dated as of June 18, 2004.


TRUST INDENTURE ACT SECTION                                              INDENTURE SECTION
Section 310(a)(1)..............................................................8.9
(a)(2).........................................................................8.9
(b)............................................................................8.8, 8.9

Section 311(a).................................................................8.13
(b)............................................................................8.13

Section 312(a).................................................................6.1
(b)............................................................................6.2

Section 313(a).................................................................6.3
(b)............................................................................6.3
(c)............................................................................6.3
(d)............................................................................6.3

Section 314(a).................................................................6.4
(a)(4).........................................................................5.8
(b)............................................................................17.2
(c)(1).........................................................................19.5
(c)(2).........................................................................19.5
(c)(3).........................................................................19.7
(e)............................................................................19.5

Section 315(a).................................................................8.1
(c)............................................................................8.1
(d)............................................................................8.1

Section 316(a) (last sentence).................................................9.4
(c)............................................................................9.1

Section 317
(b)............................................................................5.4

Section 318(a).................................................................19.7
(c)............................................................................19.7

--------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

         INDENTURE dated as of June 18, 2004 between IBASIS, INC., a Delaware corporation (hereinafter sometimes called the "Company," as more fully set forth in Section 1.1 hereof), the Subsidiary Guarantors (as defined in Section 1.1 hereof) from time to time party hereto and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes called the "Trustee," as more fully set forth in Section 1.1 hereof).

                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 8% Secured Convertible Notes due 2007 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $29,000,000 and to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture PROVIDED, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:


                                   ARTICLE 1.

                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         ACQUIRED INDEBTEDNESS: The term "Acquired Indebtedness" means Indebtedness of any Person existing at the time such Person became or becomes a Subsidiary of the Company (or such Person is merged into the Company or one of the Company's Subsidiaries), or assumed in connection with the acquisition of assets from any such Person (other than assets acquired in

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the ordinary course of business),  excluding Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company.

         AFFILIATE: The term "Affiliate" of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         AFFILIATE TRANSACTION: The term "Affiliate Transaction" shall have the meaning specified in Section 5.15 hereof.

         ASSET SALE: The term "Asset Sale" means (i) the sale, lease, conveyance or other disposition that does not constitute a Restricted Payment or an Investment by such Person of any of its non-Cash assets (including, without limitation, by way of a sale and leaseback and including the issuance, sale or other transfer of any of the capital stock of any Subsidiary of such Person) other than to the Company or to any of its Wholly Owned Subsidiaries that is a Restricted Subsidiary (including the receipt of proceeds of insurance paid on account of the loss of or damage to any asset and awards of compensation for any asset taken by condemnation, eminent domain or similar proceeding, and including the receipt of proceeds of business interruption insurance); and (ii) the issuance of Equity Interests in any Subsidiaries or the sale of any Equity Interests in any Subsidiaries, in each case, in one or a series of related transactions which results in proceeds with a fair market value of $1,000,000, PROVIDED, that notwithstanding the foregoing, the term "Asset Sale" shall not include: (a) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company, as permitted pursuant to
Section 12.1 hereof; (b) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business consistent with past practice and to the extent that such sales or leases are not part of the sale of the business in which such equipment was used or in which such inventory or accounts receivable arose; (c) an issuance of Equity Interests by a Wholly Owned Subsidiary to the Company or to another Wholly Owned Subsidiary that is a Restricted Subsidiary; (d) the grant in the ordinary course of business of any non-exclusive license of patents, trademarks, registrations therefor and other similar intellectual property; (e) Permitted Investments; (f) unless part of a disposition including other assets or operations, (A) dispositions of Cash, Cash Equivalents and Investment Grade Securities, (B) payments on or in respect of non-Cash proceeds of Asset Sales, and (C) dispositions of Investments by Foreign Subsidiaries of the Company in Cash and instruments or securities or in certificates of deposit (or comparable instruments) with banks or similar institutions; (g) the lease of space in the ordinary course of business and in a manner consistent with either past practices or the telecommunications industry generally; (h) the issuance or sale by the Company of any Equity Interests in the Company; or (i) the sale, lease, conveyance, disposition or other transfer of assets to the Company or any Wholly Owned Subsidiary or Restricted Subsidiary thereof.

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         ASSET SALE NET PROCEEDS: The term "Asset Sale Net Proceeds" means, with respect to any Asset Sale, the proceeds of such Asset Sale in the form of Cash or Cash Equivalents actually received, including payments in respect of deferred payment obligations when received in the form of Cash or Cash Equivalents
(except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company), casualty loss insurance proceeds, condemnation awards and proceeds from the conversion of other property received when converted to Cash or Cash Equivalents, net of: (i) brokerage commissions and other fees and expenses related to such Asset Sale, including but not limited to legal fees and fees of outside accountants, (ii) provision for all taxes as a result of such Asset Sale incurred by the Company or the relevant Subsidiary, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either, (A) in the case of a sale of all of the Equity Interests in any Restricted Subsidiary, is a direct obligation of such Restricted Subsidiary or (B) is secured by the asset subject to such sale or was incurred to finance the acquisition or construction of, improvements on, or operations related to, the assets subject to such sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company as a reserve against any liabilities associated with such Asset Sale (such reserves, however, to be counted as Asset Sale Net
Proceeds once released from reserve), including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP.

         ATTRIBUTABLE DEBT: The term "Attributable Debt" means, in respect of a sale/leaseback transaction, as at the time of determination, the present value (discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such sale/leaseback transaction (including any period for which such lease has been extended); PROVIDED, however, that if such sale/leaseback transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined without duplication in accordance with the definition of Capital Lease Obligation.

         BOARD OF DIRECTORS: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

         BOARD RESOLUTION: The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         BUSINESS DAY: The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

         CAPITAL STOCK: The term "Capital Stock" means:

                  (1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents) however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person, and all options, warrants or other rights to purchase or acquire any of the foregoing; and

                  (2) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person, and all options, warrants or other rights to purchase or acquire any of the foregoing.

         CAPITALIZED LEASE OBLIGATION: The term "Capitalized Lease Obligation" means any obligation of a Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

         CASH: The term "Cash" means money or currency or a credit balance in a Deposit Account.

         CASH EQUIVALENTS: The term "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED, that the full faith and credit of the United States is pledged in support thereof) having maturities not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits, certificates of deposit, Eurodollar time deposits or Eurodollar certificates of deposit of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Lender"), in each case with maturities of not more than twelve months from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Lender (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (d) repurchase agreements with a bank or trust company or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which the Company shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of repurchase obligations, and (e) interests in money market mutual funds which invest solely in assets or securities of the type described in subparagraphs
(a), (b), (c) or (d) hereof.

         CHANGE IN CONTROL: The term "Change in Control" shall have the meaning specified in Section 16.3 hereof.

         CLOSE OF BUSINESS: The term "close of business" means 5 p.m. (New York City time).

         CLOSING PRICE: The term "Closing Price" shall have the meaning specified in Section 15.5(h) hereof.

         COLLATERAL: The term "Collateral" means the collective reference to all assets, whether now owned or hereafter acquired, upon which a Lien is created or granted from time to time pursuant to any Security Document.

         COLLATERAL AGENCY AGREEMENT: The term "Collateral Agency Agreement" means that certain Collateral Agency Agreement by and among the Company, the Subsidiary Guarantors, the Holders of the Notes and the Collateral Agent.

         COLLATERAL AGENT: The term "Collateral Agent" means The Bank of New York, in its capacity as collateral agent under the Security Documents, until a successor collateral agent shall have become such pursuant to the Security Documents, and thereafter "Collateral Agent" shall mean such successor collateral agent.

         COMMISSION: The term "Commission" shall mean the Securities and Exchange Commission.

         COMMON STOCK: The term "Common Stock" shall mean any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.6 hereof, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; PROVIDED, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         COMPANY: The term "Company" shall mean iBasis, Inc., a Delaware corporation, and subject to the provisions of Article 12 hereof, shall include its successors and assigns.

         COMPANY NOTICE: The term "Company Notice" shall have the meaning specified in Section 16.2 hereof.

         COMPANY SECURITY AGREEMENTS: The term "Company Security Agreements" means, collectively, that certain (a) Security Agreement, dated as of the date hereof, by and between the Company and the Collateral Agent, and (b) IP Security Agreement, dated as of the date hereof, by and between the Company and the Collateral Agent.

         CONSOLIDATED EBITDA: The term "Consolidated EBITDA" means, with respect to the Company and its Subsidiaries for any period, subject to Section 5.14(d) hereof, the sum of, without duplication, (i) the Consolidated Net Income for such period, plus (ii) the Fixed Charges for such period, plus (iii) provision for taxes based on income or profits for such period (to the extent such taxes were included in computing Consolidated Net Income for such period), plus (iv) consolidated depreciation, amortization and other non-Cash charges of the Company and its Subsidiaries required to be reflected as expenses on the books and records of the Company (to the extent such expenses were included in computing Consolidated Net Income for such period), minus (v) Cash payments with respect to any non-recurring, non-Cash charges previously added back pursuant to clause (iv), and (vi) excluding the impact of foreign currency translations. Notwithstanding the foregoing, the Fixed Charges of, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-Cash charges of, a Subsidiary of a Person shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion) that the Net Income of such Subsidiary was included in calculating the Consolidated Net Income of such Person.

         CONSOLIDATED NET INCOME: The term "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; PROVIDED, that (i) the Net Income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in Cash to the referent Person or a Wholly Owned Subsidiary thereof that is a Restricted Subsidiary, (ii) the Net Income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (iii) the cumulative effect of a change in accounting principles shall be excluded, and (iv) all other extraordinary gains and extraordinary losses shall be excluded.

         CONSOLIDATED NET TANGIBLE ASSETS: The term "Consolidated Net Tangible Assets" means, as of the date of determination, Consolidated Total Assets after deducting therefrom, to the extent included therein (with respect to clauses (i) and (ii), in each case determined on a consolidated basis in accordance with GAAP (without duplication)): (i) unamortized debt discount and expenses; and
(ii) goodwill, patents, trademarks, service marks, trade names, copyrights and other items properly classified as intangible assets in accordance with GAAP; and (iii) all liabilities properly classified as current liabilities in accordance with GAAP (except liabilities that, by their terms, are extendible or renewable at the option of the obligor to a date that is 12 months or more after the date on which such current liabilities are determined).

         CONSOLIDATED TOTAL ASSETS: The term "Consolidated Total Assets" means, as of any date, the total assets of the Company and its Restricted Subsidiaries that would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such date prepared in accordance with GAAP.

         CONSOLIDATED NET WORTH: The term "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Stock of such Person.

         CONVERSION PRICE: The term "Conversion Price" shall have the meaning specified in Section 15.4 hereof.

         CORPORATE TRUST OFFICE: The term "Corporate Trust Office," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, 8W, New York, New York 10286, Attention: Corporate Trust Administration.

         COVENANT DEFEASANCE OPTION: The term "Covenant Defeasance Option" shall have the meaning specified in Section 13.1(b) hereof.

         CREDIT AGREEMENT: The term "Credit Agreement" means that certain Loan and Security Agreement, dated as of December 29, 2003, among the Company, iBasis Global, Inc., a Delaware corporation, and Silicon Valley Bank together with the related documents thereto (including, without limitation, any notes, guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

         CURRENCY HEDGE OBLIGATIONS: The term "Currency Hedge Obligations" means, at any time as to any Person, the obligations of such Person at such time that were incurred pursuant to any foreign currency exchange agreement, option or futures contract or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Subsidiaries' exposure to fluctuations in foreign currency exchange rates.

         CURRENT MARKET PRICE: The term "Current Market Price" shall have the meaning specified in Section 15.5(h) hereof.

         CUSTODIAN: The term "Custodian" means the custodian with respect to respect to the Notes in global form (as appointed by DTC), or any successor person thereto and shall initially be the Trustee.

         DEFAULT: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         DEFAULT RATE: The term "Default Rate" shall have the meaning specified in Section 5.1 hereof.

         DEFAULTED INTEREST: The term "Defaulted Interest" shall have the meaning specified in Section 2.3 hereof.

         DEPOSIT ACCOUNT: The term "Deposit Account" means a demand, savings, passbook, money market or like account with or sponsored by a commercial bank, financial institution, investment bank or brokerage firm, savings and loan association or like organization or a government securities dealer, other than an account evidenced by a negotiable certificate of deposit.

         DEPOSITARY: The term "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in
Section 2.5(c) hereof as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         DISQUALIFIED STOCK: The term "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 121 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change in control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 5.12 hereof.

         DOMESTIC SUBSIDIARY. The term "Domestic Subsidiary" means a Restricted Subsidiary of the Company incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia or that guarantees or provides direct credit support for any Indebtedness of the Company.

         EQUITY INTERESTS: The term "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         EVENT OF DEFAULT: The term "Event of Default" shall mean any event specified in Section 7.1 hereof, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

         EX DATE: The term "'ex' date" shall have the meaning specified in
Section 15.5(h)(2) hereof.

         EXCESS PROCEEDS: The term "Excess Proceeds" shall have the meaning specified in Section 5.17(b) hereof.

         EXCESS PROCEEDS OFFER: The term "Excess Proceeds Offer" shall have the meaning specified in Section 5.17(b) hereof.

         EXCESS PROCEEDS OFFER PAYMENT DATE: The term "Excess Proceeds Offer Payment Date" shall have the meaning specified in Section 5.17(c) hereof.

         EXCESS PROCEEDS PURCHASE PRICE: The term "Excess Proceeds Purchase Price" shall have the meaning specified in Section 5.17(b) hereof.

         EXCHANGE ACT: The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         EXISTING INDEBTEDNESS: The term "Existing Indebtedness" means the Indebtedness of the Company and its Subsidiaries in existence on the Issue Date, as listed on SCHEDULE 1.1 attached hereto, until such amounts are repaid.

         EXPIRATION TIME: The term "Expiration Time" shall have the meaning specified in Section 15.5(f) hereof.

         FIXED CHARGES: The term "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-Cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capitalized Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Currency Hedge Obligations), and (ii) the consolidated interest expense of such Person and its Subsidiaries that was capitalized during such period, and (iii) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Subsidiaries or secured by a Lien on assets of such Person or one of its Subsidiaries (whether or not such guarantee or Lien is called upon), and (iv) the product of
(a) all Cash dividend payments (and non-Cash dividend payments in the case of a Person that is a Subsidiary) on any series of preferred stock of such Person payable to a party other than the Company or a Wholly Owned Subsidiary, times
(b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, on a consolidated basis and in accordance with GAAP.

         FIXED CHARGE COVERAGE RATIO: The term "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of the Consolidated EBITDA of such Person and its Subsidiaries for such period to the Fixed Charges of such Person and its

Subsidiaries for such period. In the event that the Company or any of its Subsidiaries incurs, assumes, guarantees or redeems any Indebtedness or issues or redeems preferred stock or Disqualified Stock subsequent to the commencement of the four-quarter reference period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock or Disqualified Stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. For purposes of making the computation referred to above, (i) acquisitions that have been made by the Company or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period, and (ii) the Consolidated EBITDA attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, and (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges shall not be obligations of the subject Person or any of its Subsidiaries following the Calculation Date.

         FOREIGN SUBSIDIARY. The term "Foreign Subsidiary" means a Restricted Subsidiary of the Company that is not a Domestic Subsidiary.

         GAAP: The term "GAAP" means generally accepted accounting principles in the United States as in effect on the Issue Date.

         GLOBAL NOTE: The term "Global Note" shall have the meaning specified in
Section 2.5(b) hereof.

         GUARANTEED INDEBTEDNESS: The term "Guaranteed Indebtedness" shall have the meaning specified in Section 5.19 hereof.

         INDEBTEDNESS: The term "Indebtedness" of any Person means, without duplication at the date of determination thereof:

                  (i) the principal of and premium (if any) and interest on indebtedness of such Person for borrowed money (including in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments) or for the deferred purchase price of property or services (other than (a) trade payables on terms of 180 days or less incurred in the ordinary course of business and (b) deferred earn-out and other performance-based payment obligations incurred in connection with acquisitions of Telecommunication Businesses), all as determined in accordance with GAAP;

                  (ii) all Capitalized Lease Obligations and Attributable Debt of such Person;

                  (iii) all Subsidiary Guarantees of such Person in respect of Indebtedness of others;

                  (iv) the aggregate amount of all unreimbursed drawings in respect of letters of credit or other similar instruments issued for the account of such Person (less the amount of Cash, Cash Equivalents or Investment Grade Securities on deposit securing reimbursement obligations in respect of such letters of credit or similar instruments) to the extent that same remains unreimbursed for more than four Business Days;

                  (v) all Indebtedness, obligations or other liabilities otherwise nonrecourse to such Person of such Person or of others for borrowed money secured by a Lien on any property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, the amount of such Indebtedness being deemed to be the lesser of the fair market value of such property or the amount so secured;

                  (vi) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock and, with respect to any Subsidiary of the Company, any preferred stock (but excluding, in each case, any accrued dividends); and

                  (vii) to the extent not otherwise included in this definition actual (rather than notional) liabilities under Currency Hedge Obligations of such Person;

PROVIDED, HOWEVER, that (i) capital stock (other than Disqualified Stock) shall not constitute Indebtedness and (ii) all or any portion of Indebtedness that becomes the subject of a defeasance (whether a "legal" defeasance or a "covenant" or "in substance" defeasance) shall, at all times that such defeasance remains in effect, cease to be treated as Indebtedness for purposes of this Indenture.

         INDENTURE: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         INTERCREDITOR AGREEMENT: The term "Intercreditor Agreement" shall mean that certain Intercreditor Agreement by and among the Company, the Subsidiary Guarantors, the Holders of the Notes, the Trustee, the Collateral Agent and the holders of the Senior Indebtedness.

         INVESTMENTS: The term "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; PROVIDED, that an acquisition of assets, Equity Interests or other securities by the Company for consideration consisting of common equity securities of the Company or any direct or indirect parent of the Company shall not be deemed to be an Investment.

         INVESTMENT GRADE SECURITIES. The term "Investment Grade Securities" means: (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P, Baa3 or higher by Moody's or the equivalent of such rating by such rating organization, or, if no rating of S&P or Moody's then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Company and its Subsidiaries, and (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii) which fund may also hold immaterial amounts of Cash or Cash Equivalents pending investment and/or distribution.

         ISSUE DATE: The term "Issue Date" means the date on which the Notes are first issued under this Indenture.

         LEGAL DEFEASANCE OPTION: The term "Legal Defeasance Option" shall have the meaning specified in Section 13.1(b) hereof.

         LIEN: The term "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset, whether or not filed, recorded or otherwise perfected under applicable law, but excluding agreements to refrain from granting Liens. For the purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement relating to such asset; PROVIDED, HOWEVER, that "Lien" shall not include a trust or similar arrangement established for the purpose of defeasing any Indebtedness pursuant to the terms of the instrument evidencing or providing for the issuance of such Indebtedness.

         NET INCOME: The term "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (or loss), together with any related provision for taxes on such gain (or loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries and (ii) any extraordinary or nonrecurring gain (or loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (or loss).

         NOTE OR NOTES: The terms "Note" or "Notes" shall mean any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

         NOTEHOLDER, HOLDER OR HOLDER: The terms "Noteholder," "Holder" or "holder" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note Register.

         NOTE REGISTER: The term "Note Register" shall have the meaning specified in Section 2.5(a) hereof.

         NOTE REGISTRAR: The term "Note Registrar" shall have the meaning specified in Section 2.5(a) hereof.

         NOTICE DATE: The term "Notice Date" shall have the meaning specified in
Section 3.1(b) hereof.

         NOTICE OF DEFAULT: The term "Notice of Default" shall have the meaning specified in Section 7.8 hereof.

         OFFER AMOUNT: The term "Offer Amount" shall have the meaning specified in Section 5.17(b) hereof.

         OFFICERS' CERTIFICATE: The term "Officers' Certificate", when used with respect to the Company, shall mean a certificate signed by (a) one of the President, the Chief Executive Officer, Executive Vice President or any Vice President (whether or not designated by a word or words added after the title "Vice President") and (b) by one of the Treasurer or any Assistant Treasurer, Secretary or any Assistant Secretary or Controller of the Company, which is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 19.5 hereof if and to the extent required by the provisions of such Section.

         OPINION OF COUNSEL: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Trustee, which is delivered to the Trustee. Each such opinion shall include the statements provided for in Section
19.2 hereof if and to the extent required by the provisions of such Section.

         OUTSTANDING: The term "outstanding," when used with reference to Notes, shall, subject to the provisions of Section 9.4 hereof, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, for the payment, or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); PROVIDED, that if such Notes are to be redeemed, as the case may be, prior to the maturity thereof, notice of such redemption shall have been given as provided in Section 3.2 hereof, or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 hereof unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

                  (d) Notes converted into Common Stock pursuant to Article 15 hereof and Notes deemed not outstanding pursuant to Section 3.2 hereof.

         PARI PASSU INDEBTEDNESS: The term "PARI PASSU Indebtedness" means Indebtedness that is intended to be PARI PASSU with the Notes.

         PERSON OR PERSON: The term "person" or "Person" shall mean an individual, a corporation, a limited liability company, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         PERMITTED EMPLOYEE REPURCHASE: The term "Permitted Employee Repurchase" means the repurchase of Capital Stock of the Company from employees of the Company or its Subsidiaries in connection with the termination of such employees' employment with the Company in an amount not to exceed $250,000 per annum.

         PERMITTED INDEBTEDNESS: The term "Permitted Indebtedness" shall mean:

                  (i) Any Indebtedness under the Notes and the Subsidiary Guarantees;

                  (ii) An aggregate principal amount not to exceed $38,180,000 of the Company's (A) 6 3/4% Convertible Subordinated Notes due 2009 and
         (B) 5 3/4% Convertible Subordinated Notes due 2005, if any;

                  (iii) PARI PASSU Indebtedness, not to exceed $20,000,000 in principal amount outstanding at any time;

                  (iv) Existing Indebtedness not otherwise covered by any other clause of this definition;

                  (v) Indebtedness of the Company to any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary to the Company or another Subsidiary;

                  (vi) Indebtedness secured by Company assets that is incurred by the Company or a Restricted Subsidiary from any bank, commercial finance company, other commercial lender or financial institution, in an amount not to exceed in the aggregate the greater of (x) $15,000,000, or (y) an amount equal to the sum of (i) eighty-five percent (85%) of the face amount of the Company's and its Subsidiaries' accounts receivable aged less than ninety (90) days, and (ii) forty percent (40%) of the net book value of the Company's and its Subsidiaries' property, plant and equipment;

                  (vii) Refinancing Indebtedness;

                  (viii) Acquired Indebtedness, in an amount not to exceed $25,000,000 in the aggregate;

                  (ix) Subordinate Indebtedness, in an aggregate principal amount not to exceed $114,540,000, PROVIDED, that the express subordination provisions contained therein or otherwise pertaining thereto provide that (a) the obligor thereunder shall not be permitted to make any payments of principal in Cash, or otherwise retire, redeem or repurchase such Subordinate Indebtedness for Cash so long as any Indebtedness under the Notes remains outstanding, provided so long as no Event of Default has occurred and is continuing hereunder such obligor shall be permitted to make regularly scheduled payment of interest on such Subordinated Indebtedness in Cash as and when the same shall become payable, and (b) the holders of such Subordinate Indebtedness agree that during the occurrence and continuation of an Event of Default hereunder, such holders will not take any action to enforce their rights and remedies under such Subordinate Indebtedness (other than such actions which may be necessary to toll any statute of limitations or any filing of a proof of claim in any bankruptcy or insolvency proceeding);

                  (x) Indebtedness arising from bid, performance, appeal or surety bonds or similar bonds or instruments securing any obligations of the Company or any Restricted Subsidiary incurred in the ordinary course of business, which Subsidiaries' Guarantees, letters of credit, bonds or similar instruments do not secure other Indebtedness;

                  (xi) Disqualified Stock issued in compliance with Section 5.13 hereof;

                  (xii) Indebtedness (including Capitalized Lease Obligations) incurred by the Company or any of its Restricted Subsidiaries to finance the purchase, lease or improvement of property (real or personal) (whether through the direct purchase, lease or improvement of assets or purchase of the Equity Interests of any Person owning such assets); PROVIDED, that the aggregate principal amount of Indebtedness outstanding under this clause does not exceed the lesser of (x) 10% of Consolidated Total Assets of the Company at the time of any incurrence thereof (including any Refinancing Indebtedness with respect thereto) or (y) $10,000,000;

                  (xiii) Indebtedness under Currency Hedge Obligations entered into for bona fide hedging purposes of the Company or any of its Restricted Subsidiaries and not for speculative purposes; PROVIDED, HOWEVER, that such Currency Hedge Obligations do not increase the Indebtedness of the Company or any of its Restricted Subsidiaries outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates, as applicable, or by reason of fees, indemnities and compensation payable thereunder;

                  (xiv) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business;

         PROVIDED, HOWEVER, that such Indebtedness is extinguished within four
         (4) Business Days of incurrence; and

                  (xv) Indebtedness of the Company or any Restricted Subsidiary consisting of guarantees, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets.

         For purposes of determining compliance with the covenant set forth in
Section 5.10 hereof, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (i) through (xv) above, the Company will be permitted to classify such item of Indebtedness on the date of the incurrence of such Indebtedness in any manner that complies with such covenant.

         PERMITTED INVESTMENTS: The term "Permitted Investments" means (a) any Investments in the Company or in a Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary; (b) any Investments in Cash and Cash Equivalents;
(c) Investments by the Company or any Subsidiary of the Company in a Person if as a result of such Investment (i) such Person becomes a Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary and that is engaged in a Telecommunication Business, or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary and that is engaged in a Telecommunication Business; (d) Investments outstanding as of the Issue Date; and (e)(i) other Investments that do not exceed $3,000,000 in the aggregate at any time outstanding, and (ii) if the amount specified in clause (e)(i) above has been fully utilized, other Investments (in addition to those permitted by clause (e)(i) above) that (A) are each individually approved by the Board of Directors as evidenced by a Board Resolution delivered to the Trustee contemporaneously with such Investment, and (B) in the aggregate do not exceed $3,000,000 at any time outstanding.

         PREDECESSOR NOTE: The term "Predecessor Note" of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 hereof in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

         PROVISIONAL REDEMPTION: The term "Provisional Redemption" shall have the meaning specified in Section 3.1(b) hereof.

         PROVISIONAL REDEMPTION DATE: The term "Provisional Redemption Date" shall have the meaning specified in Section 3.1(b) hereof.

         PURCHASE MONEY LIEN: The term "Purchase Money Lien" means a Lien granted on an asset or property to secure a Purchase Money Obligation permitted to be incurred under this Indenture and incurred solely to finance the purchase, or the cost of construction or improvement, of such asset or property; PROVIDED, HOWEVER, that such Lien encumbers only such asset or property and is granted within 180 days of such acquisition.

         PURCHASE MONEY OBLIGATIONS: The term "Purchase Money Obligations" of any Person means any obligations of such Person to any seller or any other Person incurred or assumed to finance the purchase, or the cost of construction or improvement, of real or personal property to be used in the business of such Person or any of its Subsidiaries in an amount that is not more than 100% of the cost, or fair market value, as appropriate, of such property, and incurred within 180 days after the date of such acquisition (excluding accounts payable to trade creditors incurred in the ordinary course of business).

         PURCHASED SHARES: The term "Purchased Shares" shall have the meaning specified in Section 15.5(f) hereof.

         QUALIFIED REPURCHASE PLAN REPURCHASE. The term "Qualified Repurchase Plan Repurchase" means a repurchase of Capital Stock of the Company in an open-market transaction pursuant to a stock repurchase plan approved by the Board of Directors, PROVIDED, that the aggregate amount of purchases pursuant to such repurchase plan and any other stock repurchase plan does not exceed, in any fiscal year, the sum of ten percent (10%) of the Cash and Cash Equivalents of the Company as of the beginning of such fiscal year, plus ten percent (10%) of the Consolidated Net Income of the Company for such fiscal year and PROVIDED, FURTHER, that after giving effect to such repurchase the Company shall have at least $25,000,000 in Cash and Cash Equivalents.

         RECORD DATE: The term "Record Date" shall have the meaning specified in
Section 15.5(h) hereof.

         REFERENCE PERIOD: The term "Reference Period" shall have the meaning specified in Section 15.5(d) hereof.

         REFINANCING INDEBTEDNESS: The term "Refinancing Indebtedness" means any Indebtedness of the Company or any of its Subsidiaries incurred or issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Subsidiaries (other than intercompany Indebtedness); PROVIDED, that:

                  (1) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness extended, refinanced, renewed, replaced, defeased (whether legally or as to covenants only) or refunded (plus all accrued interest on such Indebtedness and the amount of all fees, expenses and premiums incurred in connection therewith);

                  (2) such Refinancing Indebtedness has a final maturity date on or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

                  (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Refinancing

         Indebtedness is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

                  (4) such Indebtedness is incurred either by the Company or by the Subsidiary of the Company which is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         REGISTRATION RIGHTS AGREEMENT: The term "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of even date herewith, by and among the Company and the Noteholders named therein.

         REPURCHASE DATE: The term "Repurchase Date" shall have the meaning specified in Section 16.1(a) hereof.

         REPURCHASE EVENT: The term "Repurchase Event" shall have the meaning specified in Section 16.3 hereof.

         REPURCHASE PRICE: The term "Repurchase Price" shall have the meaning specified in Section 16.1 hereof.

         RESPONSIBLE OFFICER: The term "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         RESTRICTED PAYMENTS: The term "Restricted Payments" shall have the meaning specified in Section 5.12 hereof.

         RESTRICTED SUBSIDIARY: The term "Restricted Subsidiary" means any Subsidiary of the Company, whether existing on or after the Issue Date, other than an Unrestricted Subsidiary.

         SECURITIES: The term "Securities" shall have the meaning specified in
Section 15.5(d) hereof.

         SECURITIES ACT: The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         SECURITY AGREEMENTS: The term "Security Agreements" means, collectively, the Company Security Agreements and the Subsidiary Security Agreements.

         SECURITY DOCUMENTS: The term "Security Documents" means the Security Agreements and/or any other documents creating a Lien that secures the Notes.

         SENIOR INDEBTEDNESS: The term "Senior Indebtedness" means Indebtedness of the Company or any Subsidiary incurred at any time pursuant to the Credit Agreement.

         SIGNIFICANT SUBSIDIARY: The term "Significant Subsidiary" means, with respect to any person, a Subsidiary of such person that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X of the Commission.

         SUBORDINATE INDEBTEDNESS: The term "Subordinate Indebtedness" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter incurred, assumed or Subsidiary Guaranteed) that by its terms is subordinate or junior in right of payment to the Notes pursuant to a written agreement.

         SUBSIDIARY: The term "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         SUBSIDIARY GUARANTEE. The term "Subsidiary Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by arrangements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED, HOWEVER, that the term "Subsidiary Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Subsidiary Guarantee" used as a verb has a corresponding meaning.

         SUBSIDIARY GUARANTOR. The term "Subsidiary Guarantor" means each Subsidiary that executes and delivers a Subsidiary Guarantee in accordance with the provisions of this Indenture and their successors and assigns; PROVIDED, that, upon the release of such Subsidiary Guarantee pursuant to this Indenture, such Person shall cease to be a Subsidiary Guarantor.

         SUBSIDIARY SECURITY AGREEMENTS: The term "Subsidiary Security Agreements" means, collectively, that certain (a) Security Agreement, dated as of the date hereof, by and among the Subsidiary Guarantors and the Collateral Agent, and (b) IP Security Agreement, dated as of the date hereof, by and among the Subsidiary Guarantors and the Collateral Agent.

         TELECOMMUNICATION BUSINESS: The term "Telecommunication Business" means a business, the majority of whose revenues are derived from the development, manufacture, marketing, providing or arranging to provide, selling, administering, managing or monitoring communications and communications-related services and products, any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, or any other business in which the Company or any of its Subsidiaries is engaged on the Issue Date.

         TERMINATION OF TRADING: The term "Termination of Trading" shall have the meaning specified in Section 16.3(f) hereof.

         TRADING DAY: The term "Trading Day" shall have the meaning specified in
Section 15.5(h)(5) hereof.

         TRIGGER EVENT: The term "Trigger Event" shall have the meaning specified in Section 15.5(b) hereof.

         TRUST INDENTURE ACT: The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.6 hereof; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         TRUSTEE: The term "Trustee" shall mean The Bank of New York, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         UNRESTRICTED SUBSIDIARY: The term "Unrestricted Subsidiary" means (i) any Subsidiary acquired or organized after the Issue Date that is designated as an Unrestricted Subsidiary for purposes of this Indenture by a resolution of the Board of Directors of the Company in accordance with the requirements of this paragraph, and (ii) any Subsidiary of an Unrestricted Subsidiary, in each case until such time as such Subsidiary is designated as a Restricted Subsidiary for purposes of this Indenture by a resolution of the Board of Directors of the Company in accordance with the requirements of this paragraph. The Company may designate any Subsidiary that satisfies the requirements of this paragraph to be an Unrestricted Subsidiary by a resolution of the Board of Directors of the Company if after giving effect to such designation (a) such Subsidiary does not own or hold any Capital Stock of, or any Lien on any property of, the Company or any Restricted Subsidiary and (b) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness. The Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary by a resolution of the Board of Directors of the Company if immediately after giving effect to such designation, no Default or Event of Default has occurred and is continuing. The Company shall evidence any such designation to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

         U.S. GOVERNMENT OBLIGATIONS: The term "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

         VOTING STOCK: The term "Voting Stock" shall have the meaning specified in Section 16.3(e) hereof.

         WEIGHTED AVERAGE LIFE TO MATURITY: The term "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

                  (1) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

                  (2) the then outstanding principal amount of such Indebtedness.

         WHOLLY OWNED SUBSIDIARY: The term "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

         The definitions of certain other terms are contained herein, including those specified in Articles 15 and 16 hereof.


                                   ARTICLE 2.

        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

         SECTION 2.1. DESIGNATION, AMOUNT AND ISSUE OF NOTES. The Notes shall be designated as "8% Secured Convertible Notes due 2007." Notes not to exceed the aggregate principal amount of $29,000,000 upon the execution of this Indenture, or (except pursuant to Sections 2.5, 2.6, 3.3, 15.2 and 16.2 hereof) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon the written order of the Company, signed by the Company's (a) President, Executive Vice President or any Vice President (whether or not designated by a word or words added after the title "Vice President") and (b) Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the

Company hereunder other than the provision to the Trustee of an Officer's Certificate and Opinion of Counsel.

         SECTION 2.2. FORM OF NOTES. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in EXHIBIT A attached hereto, which is incorporated in and made a part of this Indenture.

         Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage.

         The Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of the Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal of and interest and premium, if any (including any redemption price), on the Global Note shall be made to the holder of such Note.

         The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and is hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         SECTION 2.3. DATE AND DENOMINATION OF NOTES; PAYMENTS OF INTEREST. The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, and shall bear interest from the applicable date and accrued interest shall be payable June 15 and December 15, commencing December 15, 2004 as specified on the face of the form of Note, attached as EXHIBIT A attached hereto.

         The person in whose name any Note (or its Predecessor Note) is registered at the close of business on any record date with respect to any interest payment date (including any Note that is converted after the record date and on or before the interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and on or prior to such interest payment date. Interest may, at the option of the Company, be paid by check mailed to the address of such person on the Note registry; PROVIDED, that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $2,000,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instruction supplied by such holder from time to time to the Trustee and paying agent (if different from Trustee) at least two days prior to the applicable record date. The term "record date" with respect to any interest payment date shall mean the June 1 or December 1 preceding said June 15 or December 15, respectively.

         Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months compounded semi-annually.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any said June 15 or December 15 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder as of such special record date at his address as it appears in the Note Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         SECTION 2.4. EXECUTION OF NOTES. The Notes shall be signed in the name and on behalf of the Company by either the facsimile or manual signature of its President, its Chief Executive Officer, any of its Executive or Senior Vice Presidents, or any of its Vice Presidents (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by either the manual or facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section
19.10 hereof), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         SECTION 2.5. EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES;
DEPOSITARY.

                  (a) (1) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to
         Section 5.2 hereof being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2 hereof.

                           (2) Upon surrender for registration of transfer of
                  any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                           (3) Notes may be exchanged for other Notes of any
                  authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

                           (4) All Notes presented or surrendered for
                  registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Note Registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Noteholder thereof or his attorney-in-fact duly authorized in writing.

                           (5) No service charge shall be charged to the
                  Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith other than stamp or other duties imposed with respect to the issuance of the Notes, which shall be paid by the Company.

                           (6) None of the Company, the Trustee, the Note
                  Registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen
                  (15) days next preceding any selection of Notes to be redeemed or (b) any Notes called for redemption or, if a portion of any
                  Note is selected or called for redemption, such portion thereof selected or called for redemption or (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (d) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in connection with a Repurchase Event.

                           (7) All Notes issued upon any transfer or exchange of
                  Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

                  (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Notes shall be represented by a Note in global form (the "Global Note") registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in the Global Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                  (c) (1) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.5(c)), the Global Note may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                           (2) The Depositary shall be a clearing agency
                  registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Note. Initially, the Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

                           (3) If (i) the Depositary notifies the Company that
                  it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 calendar days, or (ii) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 calendar days, or (iii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes in the form of definitive Notes, the Company shall issue notes in denominations of $1,000 or an integral multiple thereof to all beneficial owners of the Global Note in exchange for their beneficial interests therein. If an Event of Default occurs and is continuing, the Company shall, at the request of the Noteholder thereof, exchange all or part of the Global Note for one or more definitive Notes; PROVIDED, that the principal amount of each of such definitive Note and such Global Note, after such exchange, shall be $1,000.00 or an integral multiple thereof. Whenever a Global Note is exchanged as a whole for one or more definitive Notes it shall be surrendered by the holder thereof to the Trustee for cancellation.

                           (4) If a Note in definitive form is issued in
                  exchange for any portion of a Global Note after the close of business on any record date at the office or agency where such exchange occurs and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such definitive Note, but will be payable on such interest payment date only with respect to the exchanged portion of the Global Note in accordance with the provisions of this Indenture.

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                           (5) Definitive Notes issued in exchange for all or a
                  part of the Global Note pursuant to this Section 2.5(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Notes to the persons in whose names such definitive Notes are so registered.

                           (6) At such time as all interests in the Global Note
                  have been redeemed, converted, canceled, repurchased or transferred, the Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in the Global Note is exchanged for definitive Notes, redeemed, converted, canceled, repurchased or transferred to a transferee who receives definitive Notes therefor or any definitive Note is exchanged or transferred for part of the Global Note, the principal amount of the Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on the Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

         SECTION 2.6. MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

                  (a) In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  (b) The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

                  (c) Every substitute Note issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         SECTION 2.7. TEMPORARY NOTES. Pending the preparation of definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent definitive Notes (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than any the Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 hereof and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Notes authenticated and delivered hereunder.

         SECTION 2.8. CANCELLATION OF NOTES PAID, ETC. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note Registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to

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the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall destroy canceled Notes and, after such destruction, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.9. CUSIP NUMBERS. The Company may use "CUSIP" numbers (if then generally in use) in issuing the Notes and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE 3.

                               REDEMPTION OF NOTES

         SECTION 3.1. REDEMPTION PRICES.

                  (a) OPTIONAL REDEMPTION. The Company may, at its option, redeem all or from time to time any part of the Notes on any date prior to maturity, upon notice as set forth in Section 3.2 hereof, and at the optional redemption prices set forth in the form of Note attached as EXHIBIT A attached hereto, together with accrued interest, if any, to, but excluding, the date fixed for redemption, PROVIDED, HOWEVER, that, other than as provided in Section 3.1(b) hereof, no such redemption shall be effected before June 18, 2006.

                  (b) PROVISIONAL REDEMPTION. The Notes may not be redeemed by the Company, in whole or in part, pursuant to this Section 3.1(b) prior to June 18, 2005. After such date, the Notes may be redeemed by the Company (a "Provisional Redemption"), in whole or in part, at any time upon notice as set forth in Section 3.2 hereof, at a redemption price equal to $1,000 per $1,000 principal amount of Notes to be redeemed plus accrued and unpaid interest, if any, to the date of redemption (the "Provisional Redemption Date") if the closing price of the Common Stock shall have exceeded 150% of the Conversion Price then in effect for at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the date of mailing of the notice of redemption pursuant to Section 3.2 hereof (the "Notice Date"); PROVIDED, that in no event shall the Company be entitled to cause a Provisional Redemption to occur in accordance with this Section 3.1(b) unless, at the time such Provisional Redemption occurs, all of the shares of Common Stock then issuable upon conversion of the Notes to be so redeemed may then be sold in the open market by the holders of such Notes (assuming such conversion) without requiring registration under

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         the Securities Act. For purposes of this Article, the term "Conversion
         Price" shall have the meaning given such term in Section 15.4 hereof.

         SECTION 3.2. NOTICE OF REDEMPTION; SELECTION OF NOTES.

                  (a) In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to
         Section 3.1 hereof, it shall fix a date for redemption, and it, or at its request (which must be received by the Trustee at least ten (10) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least twenty (20) and not more than sixty (60) days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note Register (PROVIDED, that if the Company shall give such notice, it shall also give such notice, and notice of the Notes to be redeemed, to the Trustee). Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

                  (b) Each such notice of redemption shall identify the Notes (including CUSIP number(s)) to be redeemed, shall specify the aggregate principal amount of Notes to be redeemed, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

                  (c) On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4 hereof) an amount of money sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the date fixed for redemption; PROVIDED, that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. If any Note called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust.

                  (d) If fewer than all the Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than twenty-five (25) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed. If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $1,000 or integral multiples thereof), by lot, or by a method the Trustee considers fair and appropriate (as long as such method is not prohibited by the rules of any United States national securities exchange or of an established automated over-the-counter trading market in the United States on which the Notes are then listed). If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as is possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is converted as a whole or in part before the mailing of the notice of redemption.

                  (e) Upon any redemption of less than all Notes, the Company and the Trustee may (but need not) treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as not outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

         SECTION 3.3. PAYMENT OF NOTES CALLED FOR REDEMPTION.

                  (a) If notice of redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to, but excluding, said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4 hereof, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to, but excluding, the date fixed for redemption. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to, but excluding, the date fixed for redemption; PROVIDED, that, if the applicable redemption date is an interest payment date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of
         Section 2.3 hereof.

                  (b) Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

                  (c) Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Notes or of any Event of Default of which, in the case of any Event of Default other than under Sections 7.1(a), (b), (c), (e), (i) or (j) hereof, a Responsible Officer of the Trustee has knowledge. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the Default Rate and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

         SECTION 3.4. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the redemption price of such Notes, together with interest accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which, certified as true and correct by the Secretary or Assistant Secretary of the Company will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 15 hereof) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any and all loss, liability, damage, claim or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


                                   ARTICLE 4.

                 SUBORDINATION OF NOTES AND GUARANTY OBLIGATIONS

         SECTION 4.1. AGREEMENT OF SUBORDINATION. The Company and each Subsidiary Guarantor covenants and agrees, and each holder of Notes issued hereunder by his acceptance of such Notes and such Subsidiary Guarantee, as the case may be, likewise covenants and agrees, that all Notes shall be issued, and the Subsidiary Guarantees shall be given, in each case subject to the provisions of the Intercreditor Agreement; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, and any person entitled to the benefits of any Subsidiary Guarantee, accepts and agrees to be bound by such provisions, all as if such provisions were set forth verbatim herein.


                                   ARTICLE 5.

                       PARTICULAR COVENANTS OF THE COMPANY

         SECTION 5.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Each installment of interest on the Notes due on any semi-annual interest payment date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the registry books of the Company, PROVIDED, that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $2,000,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such holder from time to time to the Trustee and paying agent (if different from Trustee) at least two days prior to the applicable record date; PROVIDED FURTHER, that any payment to the Depositary or its nominee shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay interest on overdue principal at the rate borne by the Notes plus 2% per annum (the "DEFAULT RATE"), and it shall pay interest on overdue installments of interest at such rate to the extent lawful.

         SECTION 5.2. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the

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Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as paying agent, Note Registrar, Custodian and conversion agent and the Corporate Trust Office and the office or agency of the Trustee in the Borough of Manhattan, The City of New York (which initially shall be the office of the Trustee located at 101 Barclay Street, 8W, New York, New York 10286) as one such office or agency of the Company for each of the aforesaid purposes.

         So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) hereof and the third paragraph of Section 8.11 hereof.

         SECTION 5.3. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10 hereof, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 5.4. PROVISIONS AS TO PAYING AGENT.

                  (a) If the Company shall appoint a paying agent other than the Trustee or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

                           (1) that it will hold all sums held by it as such
                  agent for the payment of the principal of and premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                           (2) that it will give the Trustee notice of any
                  failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable; and

                           (3) that at any time during the continuance of an
                  Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action, PROVIDED, that if such deposit is made on the due date, such deposit must be received by the paying agent by 10:00 a.m., New York City time, on such date.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

                  (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this
         Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

                  (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4 hereof.

         SECTION 5.5. EXISTENCE. Subject to Article 12 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         SECTION 5.6. STAY, EXTENSION AND USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture;

and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         SECTION 5.7. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate one of the signers of which shall be the chief executive, chief financial or chief accounting officer of the Company, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with Section 314(a)(4) of the TIA.

         SECTION 5.8. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         SECTION 5.9. PAYMENT OF TAXES AND OTHER CLAIMS. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon it or any subsidiary or upon the income, profits or property of the Company or any subsidiary, (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any subsidiary; and (3) all stamps and similar duties, if any, which may be imposed by the United States, the United Kingdom or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Notes or with respect to this Indenture; PROVIDED, HOWEVER, that, in the case of clauses (1) and (2) that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 5.10. LIMITATION ON ADDITIONAL INDEBTEDNESS. The Company agrees that until any conversion, redemption, repurchase or other retirement of all of the Notes hereunder, the Company shall not create, incur, assume or guarantee, or otherwise become directly or indirectly liable with respect to, any Indebtedness other than Permitted Indebtedness.

         SECTION 5.11. LIENS. The Company will not, and will not permit any Restricted Subsidiary of the Company to, issue, assume or guarantee any Indebtedness secured by any Lien on any property, or any improvements, additions and accessions thereto and all proceeds thereof, now owned or hereafter acquired by the Company or such Restricted Subsidiary. The foregoing restriction will not, however, apply to the Company and its Restricted Subsidiaries with respect to:

                           (i) Liens existing on the Issue Date or provided for
                  pursuant to agreements (and terms thereof) existing on the Issue Date securing Indebtedness

                  (A) existing on the Issue Date or (B) to be incurred under agreements existing on the Issue Date;

                           (ii) Liens on the property of any Person existing at
                  the time such Person becomes a Restricted Subsidiary and not incurred as a result of (or in connection with or in anticipation of) such Person becoming a Restricted Subsidiary, PROVIDED, that such Liens do not extend to or cover any property of the Company or any of its Restricted Subsidiaries other than the property encumbered at the time such Person becomes a Restricted Subsidiary, all improvements, additions and accessions thereto and all proceeds thereof;

                           (iii) Liens affecting property existing at the time
                  it becomes property of the Company or a Restricted Subsidiary and not incurred as a result of or in connection with or in anticipation of the acquisition of such property, and all improvements, additions and accessions thereto and all proceeds thereof;

                           (iv) Any Lien extending, renewing or replacing (or
                  successive extensions, renewals or replacements of) any Lien of any type permitted under clauses (i) through (iii) above, including any Lien securing any Refinancing Indebtedness relating to the Indebtedness referenced in clauses (i) through
                  (iii) above, PROVIDED, that such Lien extends to or covers only the property that is subject to the Lien being extended, renewed or replaced and that the principal amount of Indebtedness secured thereby shall not exceed the sum of (A) the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and (B) any expenses of the Company and its Restricted Subsidiaries (including any premium) incurred in connection with any such extension, renewal or replacement;

                           (v) Liens securing Indebtedness of the Company or any
                  Restricted Subsidiary classified by the Company under clause
                  (vi) of the definition of "Permitted Indebtedness";

                           (vi) Liens securing PARI PASSU Indebtedness;

                           (vii) Other Liens (exclusive of any Lien of any type
                  otherwise permitted under clauses (i) through (vi) above) securing Indebtedness of the Company or any of its Restricted Subsidiaries in an aggregate principal amount that does not at the time such Indebtedness is incurred exceed 20% of Consolidated Net Tangible Assets (as shown in the most recent audited consolidated balance sheet of the Company and its Restricted Subsidiaries); and

                           (viii) Any interest or title of a lessor under any
                  Capitalized Lease Obligations otherwise permitted under this Indenture.

         SECTION 5.12. RESTRICTED PAYMENTS. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Company's or any of its Subsidiaries' Equity Interests (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company, dividends or distributions payable to the Company or any Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company or other Affiliate or Subsidiary of the Company (other than any such Equity Interests owned by the Company or any Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary), any Permitted Employee Repurchase or any Qualified Repurchase Plan Repurchase; or (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is contractually subordinated to the Notes, except at final maturity, other than through the purchase or acquisition by the Company of Indebtedness through the issuance in exchange therefor of Equity Interests other than Disqualified Stock (all such payments and other actions set forth in clauses (i) through (iii) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted
Payment:

                           (a) no Default or Event of Default shall have
                  occurred and be continuing or would occur as a consequence thereof;

                           (b) the Company would, at the time of such Restricted
                  Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to issue at least $1.00 of Disqualified Stock pursuant to the Fixed Charge Coverage Ratio test set forth in Section 5.13 hereof, PROVIDED, that the Fixed Charge Coverage Ratio for purposes of such test pursuant to this Section 5.12(b) shall be 2 to 1 rather than 1.5 to 1 as set forth in Section 5.13 hereof; and

                           (c) such Restricted Payment, together with the
                  aggregate of all other Restricted Payments made by the Company and its Subsidiaries after the Issue Date (excluding Restricted Payments permitted by clauses (ii) and (iii) of the next succeeding paragraph), is less than the sum, without duplication, of (i) $5,000,000 plus (ii) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from June 1, 2004 to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus
                  (iii) to the extent not included in the amount described in clause (ii) above, 100% of the aggregate net Cash proceeds received after the Issue Date by the Company from the issue or sale of, or from additional capital contributions in respect of, Equity Interests of the Company or of debt securities of the Company or any Subsidiary that have been converted into, or cancelled in exchange for, Equity Interests of the Company (other than Equity Interests (or convertible debt securities) sold to a Subsidiary or an Affiliate of the Company and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock).

                  The foregoing provisions shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company or any direct or indirect parent of the Company in exchange for, or out of the net Cash proceeds of, the substantially concurrent sale (other than to a Subsidiary or an Affiliate of the Company) of, or from substantially concurrent additional capital contributions in respect of, other Equity Interests of the Company (other than any Disqualified Stock); PROVIDED, that any net Cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition, and any Net Income resulting therefrom, shall be excluded from clauses (c)(ii) and (c)(iii) of the preceding paragraph; (iii) the defeasance, redemption or repurchase of Indebtedness that is contractually subordinated to the Notes with the net Cash proceeds from an incurrence of Refinancing Indebtedness or the substantially concurrent sale (other than to a Subsidiary or an Affiliate of the Company) of, or from substantially concurrent additional capital contributions in respect of, Equity Interests of the Company (other than Disqualified Stock); PROVIDED, that any net Cash proceeds that are utilized for any such defeasance, redemption or repurchase, and any Net Income resulting therefrom, shall be excluded from clauses (c)(ii) and (c)(iii) of the preceding paragraph; (iv) the repayment or prepayment of any Indebtedness of the Company with a stated maturity prior to the stated maturity of the Notes at any time on or before the stated maturity of such Indebtedness at an amount equal to no more than 100% of the outstanding principal amount thereof, plus accrued and unpaid interest thereon or (v) upon the occurrence of a Repurchase Event or an Asset Sale and within 60 days after the completion of the offer to repurchase the Notes pursuant to the covenants described under Sections 5.17 and 16.2 hereof, any purchase, repurchase, redemption, defeasance, acquisition or other retirement for value of Indebtedness subordinated to the Notes or a Subsidiary Guarantee required pursuant to the terms thereof as a result of such Repurchase Event or Asset Sale at a purchase price not to exceed 105% of the outstanding principal amount thereof, plus accrued and unpaid interest thereon, if any; PROVIDED, HOWEVER, that at the time of such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, no Default or Event of Default shall have occurred and be continuing (or would result therefrom).

                  The amount of all Restricted Payments (other than Cash) shall be the fair market value (evidenced by a Board Resolution delivered to the Trustee) on the date of the Restricted Payment of the asset(s) proposed to be transferred by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this covenant were computed, which calculations may be based upon the Company's latest available financial statements.

         SECTION 5.13. DISQUALIFIED STOCK; ISSUANCE OF PREFERRED STOCK. The Company shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of preferred stock; PROVIDED, HOWEVER, that the Company may issue shares of Disqualified Stock if: (i) the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Disqualified Stock is issued would have been at least 1.5 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the Disqualified Stock had been issued at the beginning of such four-quarter period; (ii) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and (iii) the terms of such Disqualified Stock expressly provide that the Company shall not be required to redeem such Disqualified Stock at any time prior to the date on which all amounts due under this Indenture, including without limitation all principal and interest due under the Notes, have been indefeasibly paid in full.

         SECTION 5.14. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(A) pay dividends or make any other distributions to the Company or any of its Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (B) pay any Indebtedness owed to the Company or any of its Subsidiaries, (ii) make loans or advances to the Company or any of its Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the Issue Date, and any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings thereof, PROVIDED, that such amendments, modifications, restatements, renewals, supplements, refundings, replacement or refinancings are no more restrictive with respect to such dividend and other payment restrictions than those contained in the Existing Indebtedness as in effect on the Issue Date, (b) this Indenture and the Notes, (c) applicable law, regulation, rule, order, approval, license, permit or similar restriction, in each case issued by a governmental authority, (d) any instrument governing Acquired Indebtedness or Capital Stock of a Person acquired by the Company or any of its Subsidiaries as in effect at the time of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (e) by reason of customary non-assignment or subletting provisions in leases and licenses entered into in the ordinary course of business and consistent with past practices, (f) Purchase Money Obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired, (g) agreements relating to the financing of the acquisition of real or tangible personal property acquired after the Issue Date, PROVIDED, that such encumbrance or restriction relates only to the property which is acquired and in the case of any encumbrance or restriction that constitutes a Lien, such Lien constitutes a Purchase Money Lien, (h) any restriction or encumbrance in the nature of clause
(iii) above contained in contracts for sale of assets permitted by this Indenture in respect of the assets being sold pursuant to such contract, (i) contractual encumbrances or restrictions in effect on the Issue Date, (j) customary provisions contained in leases, licenses or other agreements entered into in the ordinary course of business or in Permitted Indebtedness, in each case which do not limit the ability of any Restricted Subsidiary to take any of the actions described in clauses (i) through (iii) of this Section 5.14 with respect to a material amount of dividends, distributions, Indebtedness, loans, advances or sales, leases or transfers of properties or assets, as applicable,
(k) restrictions on Cash or other deposits or net worth or similar type restrictions imposed by customers under contracts entered into in the ordinary course of business or (l) Refinancing Indebtedness, PROVIDED, that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced.

         SECTION 5.15. TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person and (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction entered into after the date of this Indenture involving aggregate consideration in excess of $1,000,000, an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (b) with respect to any Affiliate Transaction involving aggregate consideration in excess of $5,000,000, an opinion as to the fairness to the Company or such Subsidiary of such Affiliate Transaction from a financial point of view issued by an investment banking firm of national standing; PROVIDED, that the following shall not be deemed to be Affiliate Transactions: (x) any employment agreement entered into by the Company or any of its Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Subsidiary, (y) transactions between or among the Company and/or its Wholly Owned Subsidiaries that are Restricted Subsidiaries, and (z) Restricted Payments permitted by Section 5.12 hereof.

         SECTION 5.16. RESTRICTION ON INVESTMENTS. The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Investments other than Permitted Investments.

         SECTION 5.17. LIMITATION ON USE OF PROCEEDS FROM ASSET SALES.

         (a) The Company and its Restricted Subsidiaries shall not, directly or indirectly, consummate any Asset Sale with or to any Person other than the Company or a Restricted Subsidiary, unless: (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of any such Asset Sale at least equal to the fair market value of the asset sold or otherwise disposed of, (ii) at least 75% of the net proceeds from such Asset Sale are received in Cash or Cash Equivalents (unless (A) such Asset Sale is a lease) and (iii) with respect to any Asset Sale involving the Equity Interests of any Restricted Subsidiary, the Company shall sell all of the Equity Interests of such Restricted Subsidiary it owns; PROVIDED, that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or the Subsidiary Guarantees) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability and (y) in the case of any Asset Sale constituting the transfer (by merger or otherwise) of all of the Capital Stock of a Restricted Subsidiary, any liabilities (as shown on such Restricted Subsidiary's most recent balance sheet) of such Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or the Subsidiary Guarantees) that will remain outstanding after such transfer and will not be a liability of the Company or any other Restricted Subsidiary of the Company following such transfer and (z) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are contemporaneously (subject to ordinary settlement periods) converted by the Company or such Restricted Subsidiary into Cash (to the extent of the Cash received), shall be deemed to be Cash for purposes of this provision.

         (b) Within 365 days after the receipt of Asset Sale Net Proceeds in respect of any Asset Sale, the Company must use all such Asset Sale Net Proceeds either to invest in properties and assets used in a Telecommunication Business (including, without limitation, a capital investment in any Person which becomes a Restricted Subsidiary) and/or to reduce the Indebtedness under the Credit Agreement, the Notes, the PARI PASSU Indebtedness and/or Indebtedness of a Restricted Subsidiary; PROVIDED, that when any non-Cash proceeds are liquidated, such proceeds (to the extent they are Asset Sale Net Proceeds) will be deemed to be Asset Sale Net Proceeds at that time. When the aggregate amount of Excess Proceeds (as defined below) exceeds $10,000,000, the Company shall make an offer (the "Excess Proceeds Offer") to apply the Excess Proceeds to repurchase the Notes at a purchase price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest to the date of purchase (the "Excess Proceeds Purchase Price"), in accordance with the terms contemplated in Section 5.17(c) hereof. If the Company is required to do so by the terms of any Senior Indebtedness or PARI PASSU Indebtedness, the Excess Proceeds Offer may be made ratably to purchase the Notes and such other Senior Indebtedness or PARI PASSU Indebtedness from the Company on the terms contemplated by such other Indebtedness at a purchase price not to exceed 100% of the principal amount of such other Indebtedness plus accrued and unpaid interest to the date of purchase. To the extent that the aggregate principal amount of the Notes (plus accrued interest thereon) (and, if applicable, such other Indebtedness) tendered pursuant to the Excess Proceeds Offer is less than the Excess Proceeds, the Company may use such deficiency, or a portion thereof, for general corporate purposes or for other purposes permitted under this Indenture. If the aggregate principal amount of the Notes surrendered by Holders thereof (and, if applicable, such other Indebtedness surrendered by holders thereof) exceeds the amount of Excess Proceeds allocated to the Notes (the "Offer Amount"), the Company shall select the Notes to be purchased in accordance with the procedures (including prorating in the event of oversubscription) described under Sections 5.17(c), 5.17(d) and 5.17(e) hereof. "Excess Proceeds" shall mean any Asset Sale Net Proceeds that is not invested or used to reduce the Indebtedness under the Credit Agreement, the Notes, the PARI PASSU Indebtedness, or Indebtedness of a Restricted Subsidiary as provided in the first sentence of this paragraph.

         (c) Within 10 days following the occurrence of an event which mandates an Excess Proceeds Offer under Section 5.17(b) hereof, the Company shall mail a notice (along with any other instructions determined by the Company, consistent with this Section 5.17, that a Holder must follow in order to have its Notes purchased) to the Trustee and to each Holder stating:

                           (1) that the Excess Proceeds Offer is being made
                  pursuant to this Section 5.17 and that all Notes tendered and not subsequently withdrawn will be accepted for payment and paid for by the Company (subject to the terms of this Section 5.17);

                           (2) the Offer Amount and Excess Proceeds Purchase
                  Price and the purchase date (which shall not be less than 30 days nor more than 60 days after the date such notice is mailed) (the "Excess Proceeds Offer Payment Date");

                           (3) that any Note not tendered shall continue to
                  accrue interest and be convertible and shall continue to be governed by the terms of this Indenture in all respects;

                           (4) that, unless the Company defaults in the payment
                  thereof, all Notes accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest on and after the Excess Proceeds Offer Payment Date and cease to be convertible;

                           (5) that Holders electing to have any Notes purchased
                  pursuant to an Excess Proceeds Offer will be required to surrender the Notes to be purchased to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day next preceding the respective Excess Proceeds Offer Payment Date;

                           (6) that Holders will be entitled to withdraw their
                  election on the terms and conditions set forth in such notice;

                           (7) that Holders whose Notes are being purchased only
                  in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; PROVIDED, that each Note purchased and each such new Note issued shall be in a principal amount of $1,000 or integral multiples thereof;

                           (8) briefly, the conversion rights of Holders of
                  Notes;

                           (9) the Conversion Price and any adjustments thereto,
                  the date on which the right to convert the Notes will terminate and the places where such Notes may be surrendered for conversion; and

                           (10) that Holders who want to convert Notes must
                  satisfy the requirements set forth in the Notes.

         (d) Holders electing to have a Note purchased shall be required to surrender the Note, with an appropriate form duly completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day next preceding the Excess Proceeds Offer Payment Date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the purchase date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Note purchased. If on the Excess Proceeds Offer Payment Date the aggregate principal amount of Notes exceeds the Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased).

         (e) On (or, in the case of clause (ii) of this Section 5.17(e), at the Company's election, before) the Excess Proceeds Offer Payment Date, the Company shall (i) accept for payment all Notes or portions thereof tendered and not theretofore withdrawn and which are selected for repurchase pursuant to the Excess Proceeds Offer, (ii) deposit with the Paying Agent immediately available funds sufficient to pay the Excess Proceeds Purchase Price of all Notes or portions thereof accepted for payment, and (iii) deliver or cause to be delivered to the Trustee all Notes so tendered, together with an Officers' Certificate specifying the Notes or portions thereof tendered to the Company or the Paying Agent and an authentication order, if new Notes are to be issued. The Paying Agent shall promptly mail or deliver to each holder of Notes so tendered payment in an amount equal to the Excess Proceeds Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail or deliver to such Holder one or more certificates evidencing new Notes equal in aggregate principal amount to any unpurchased portion of the Notes surrendered; PROVIDED, that each such new Note shall be in a principal amount of $1,000 or integral multiples thereof.

         The Company shall comply with the requirements of Regulation 14E and Rule 13e-4 (other than the filing requirements of such rule) under the Exchange Act, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes pursuant to an Excess Proceeds Offer. To the extent that the provisions of any such securities laws or regulations conflict with provisions of this Section 5.17, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 5.17(f) by virtue thereof.

         SECTION 5.18. SUBSIDIARY GUARANTEES. The Company will not permit any Restricted Subsidiary, directly or indirectly, to guarantee any Indebtedness of the Company other than Indebtedness under the Credit Agreement, the Notes, the PARI PASSU Indebtedness, other Permitted Indebtedness and, to the extent permitted by this Indenture, Currency Hedge Obligations ("Guaranteed Indebtedness").

         SECTION 5.19. ADDITIONAL SUBSIDIARY GUARANTEES. If the Company or any of its Restricted Subsidiaries shall acquire or create another Domestic Subsidiary (other than a Subsidiary that is also a Subsidiary of a Restricted Subsidiary that is not a Subsidiary Guarantor) after the date of this Indenture, then such newly acquired or created Domestic Subsidiary shall become a Subsidiary Guarantor and execute a Supplemental Indenture and deliver an Opinion of Counsel, in accordance with the terms of this Indenture; PROVIDED, that all Subsidiaries that have properly been designated as Unrestricted Subsidiaries in accordance with this Indenture (i) shall not be subject to the requirements of this Section 5.19 and (ii) shall be released from all obligations under any Subsidiary Guarantee, in each case for so long as they continue to constitute Unrestricted Subsidiaries.

         SECTION 5.20. MAINTENANCE OF INSURANCE. The Company and all Restricted Subsidiaries will at all times maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

         SECTION 5.21. CORPORATE EXISTENCE. Subject to Article 17 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Restricted Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Restricted Subsidiary and
(ii) the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Restricted Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

         SECTION 5.22. PERFECTION OF SECURITY INTERESTS. In each case, subject to the provisions of Article IV hereof, the Company and the Subsidiary Guarantors, as applicable, shall preserve the Liens granted by such Person under the Security Documents and, subject to the provisions of the Security Documents, shall undertake all actions which are required by applicable law to (a) maintain the Liens of the Collateral Agent in the Collateral in full force and effect at all times (including the relevant priority thereof), and (b) preserve and protect the Collateral and protect and enforce the Company's or such Subsidiary Guarantor's rights and title and the rights of the Collateral Agent to the Collateral, including, without limitation, the making or delivery of all filings and recordations, the payment of fees and other charges and the issuance of supplemental documentation for such purposes.

         SECTION 5.23. LIMITATION ON SALE OR ISSUANCE OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES. The Company will not sell, and will not permit any Restricted Subsidiary, directly or indirectly, to issue or sell, any shares of Capital Stock of a Restricted Subsidiary (including options, warrants, or other rights to purchase shares of such Capital Stock) except: (i) to the Company or a Wholly Owned Subsidiary of the Company; (ii) issuances of director's qualifying shares or sales to foreign nationals of shares of Capital Stock of Restricted Subsidiaries which are Foreign Subsidiaries, to the extent required by

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applicable law; or (iii) issuances or sales of Common Stock of a Restricted
Subsidiary so long as immediately giving effect to the issuance or sale, the Restricted Subsidiary would no longer constitute a Restricted Subsidiary, PROVIDED, that (x) the proceeds therefrom shall be treated as proceeds from an Asset Sale in accordance with Section 5.17 hereof and (y) any Investment in any Person remaining after giving effect to the issuance or sale that would have been a Permitted Investment if made on the date of the issuance or sale.

         SECTION 5.24. PROVISIONS OF REPORTS AND OTHER INFORMATION. At all times while any Note is outstanding, the Company shall timely file with the SEC and provide a copy to the Trustee and to each Noteholder, and, upon request, any beneficial owner of Notes without cost, all such reports and other information as may be required by Section 13 or 15(d) of the Exchange Act, including, without limitation, Forms 10-K, 10-Q and 8-K. Upon request without cost, the Company shall also provide Noteholders and beneficial owners of Notes copies of all Officers' Certificates delivered to the Trustee under this Indenture. At such time as the Company is not subject to the reporting requirements of the Exchange Act, promptly after the same would be required to be filed with the SEC if the Company then were subject to Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee and supply to each Holder and, upon request, to any beneficial owner of Notes and any prospective purchaser of Notes, without cost, copies of its financial statements and certain other reports or information comparable to that which the Company would have been required to report pursuant to Sections 13 and 15(d) of the Exchange Act, including, without limitation, the information that would be required by Forms 10-K, 10-Q and 8-K. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                   ARTICLE 6.

          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         SECTION 6.1. NOTEHOLDERS' LISTS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each June 1 and December 1 in each year beginning with December 1, 2004, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

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         SECTION 6.2. PRESERVATION AND DISCLOSURE OF LISTS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 hereof or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 hereof upon receipt of a new list so furnished.

                  (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

         SECTION 6.3. REPORTS BY TRUSTEE.

                  (a) The Trustee shall transmit to holders of Notes such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed, if any, and with the Company and the Commission. The Company will notify the Trustee when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

         SECTION 6.4. REPORTS BY COMPANY. The Company shall file with the Trustee and the Commission, and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act.


                                   ARTICLE 7.

                              DEFAULTS AND REMEDIES

         SECTION 7.1. EVENTS OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of the principal of and premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in

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         connection with any redemption, upon acceleration or otherwise, whether or not such payment is prohibited by the provisions of Article 4 hereof; or

                  (b) default for thirty (30) days in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, whether or not such payment is prohibited by the provisions of Article 4 hereof; or

                  (c) failure on the part of the Company, within 5 days of the satisfaction of the requirements for conversion set forth in Section
         15.2 hereof with respect to any Note, to deliver shares of its common stock, including Cash for fractional shares, to the holder of such Note; or

                  (d) failure on the part of the Company duly to observe or perform any other of the covenants on the part of the Company in the Notes or in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) and the continuance of such failure for a period of forty-five (45) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Notes at the time outstanding determined in accordance with Section 9.4 hereof; or

                  (e) a default in the payment of the Repurchase Price in respect of any Note on the Repurchase Date therefor in accordance with the provisions of Article 16 hereof, whether or not such payment in Cash of the Repurchase Price is prohibited by the provisions of Article 4 hereof; or

                  (f) failure on the part of the Company to provide a written notice of a Repurchase Event in accordance with Section 16.2 hereof; or

                  (g) failure on the part of the Company or any Significant Subsidiary to make any payment at maturity, including any applicable grace period, in respect of any Indebtedness of, or guaranteed or assumed by, the Company or any Significant Subsidiary, in an aggregate principal amount then outstanding in excess of U.S. $5,000,000, and the continuance of such failure for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a "Notice of Default" hereunder; or

                  (h) default on the part of the Company or any Significant Subsidiary with respect to any Indebtedness of, or guaranteed or assumed by, the Company or any Significant Subsidiary, which default results in the acceleration of Indebtedness in an aggregate principal amount then outstanding in excess of U.S. $5,000,000, and such Indebtedness shall not have been discharged or such acceleration shall not have been rescinded or annulled for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (i) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (j) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or

                  (k) a default occurs under any of the Security Documents, or the Liens created by the Security Documents shall at any time not constitute valid and perfected Liens on the Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Liens permitted by this Indenture), or, except for expiration in accordance with its terms or amendment, modification, waiver, termination or release in accordance with the terms of this Indenture, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, if in either case, such default continues for 15 days after (i) written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of outstanding Notes, or (ii) the enforceability thereof shall be contested by the Company or any Subsidiary Guarantor; or

                  (l) subject in all cases to the terms of the Intercreditor Agreement, failure of the Company to make, when due, any transfer, delivery, pledge, assignment or grant of Collateral required to be made by it and such failure continues unremedied for 10 Business Days after notice of such failure is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes; or

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                  (m) except as permitted by this Indenture, any Subsidiary
         Guarantee is held in any judicial proceeding to be unenforceable or invalid in any material respect or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee.

         In case the Trustee shall have proceeded to enforce any right under this Indenture, the Subsidiary Guarantees or the Security Documents and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Subsidiary Guarantors, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Subsidiary Guarantors, the holders of Notes, and the Trustee shall continue as though no such proceeding had been instituted.

         The Company shall deliver to the Trustee, within 5 Business Days after becoming aware of the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default and any event which with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

         SECTION 7.2. ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 7.1(i) or (j) hereof with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% of the principal amount of the Notes then outstanding, by written notice to the Company (and to the Trustee if such notice is given by such Holders), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on, such Notes to be due and payable immediately. Upon a declaration of acceleration, such principal and accrued interest shall be due and payable. If an Event of Default specified in Section 7.1(i) or (j) hereof with respect to the Company occurs, all unpaid principal of, premium, if any, and accrued interest on the Notes then outstanding shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Company, the Trustee or any Holder. In the event of a declaration of acceleration because an Event or Default set forth in clause Section 7.1(g) hereof has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to Section 7.1(g) hereof shall be remedied or cured or waived by the holders of the relevant Indebtedness within 30 days after such event of default; PROVIDED, that no judgment or decree for the payment of the money due on Notes has been obtained by the Trustee as provided in this Indenture. The Holders of a majority of the aggregate principal amount of the Notes outstanding by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest (including Default Interest) that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

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         SECTION 7.3. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes, this Indenture or the Security Documents.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         SECTION 7.4. PROCEEDINGS BY NOTEHOLDER. Subject to Section 7.7 hereof, the Holders of a majority in aggregate principal amount of the outstanding Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except (i) a Default in the payment of the principal of or premium, if any, interest on a Note or (ii) a Default in respect of a provision that under Section 11.2 hereof cannot be amended without the consent of each Noteholder affected. When a Default or Event of Default is waived, it is cured and ceases to exist, but no waiver shall extend to any subsequent or other Default or impair any consequent right.

         SECTION 7.5. CONTROL BY MAJORITY. The Holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 8.1 hereof, that the Trustee determines is unduly prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability; PROVIDED, HOWEVER, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification by the Noteholders satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

         SECTION 7.6. LIMITATION ON SUITS. Except to enforce the right to receive payment of principal or interest when due, no Noteholder may pursue any remedy with respect to this Indenture or the Notes unless:

                           (1) the Holder gives to the Trustee written notice
                  stating that an Event of Default is continuing;

                           (2) the Holders of at least 25% in principal amount
                  of the Notes outstanding make a written request to the Trustee to pursue the remedy;

                           (3) such Holder or Holders offer to the Trustee
                  security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                           (4) the Trustee does not comply with the request
                  within 30 days after receipt thereof and the offer of security or indemnity; and

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                           (5) during such 30-day period the Holders of a
                  majority of the aggregate principal amount of the outstanding Notes do not give the Trustee a direction which is inconsistent with the request.

         A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

         SECTION 7.7. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, premium, if any, and interest on the Notes held by such Holder, on or after the respective due dates expressed in the Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder, except that no Holder shall have the right to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would under applicable law result in the surrender, impairment, waiver, or loss of the Liens of the Security Documents upon any property or assets subject to the Liens.

         SECTION 7.8. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 7.1(a) or (b) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in
Section 8.6 hereof.

         SECTION 7.9. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Noteholders allowed in any judicial proceedings relative to the Company, any Subsidiary, their creditors or their property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and may become a member, voting or nonvoting, of any committee of creditors appointed in any such judicial proceedings. Any custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 8.6 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.6 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 7.10. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 7 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 7.11. PRIORITIES. If the Trustee collects any money or property pursuant to this Article 7, it shall pay out the money or property in the following order:

                  FIRST: to the Trustee for amounts due under Section 8.6 hereof;

                  SECOND: to Noteholders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, and interest, respectively; and

                  THIRD: to the Company or the Subsidiary Guarantors or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 7.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and amount to be paid.

         SECTION 7.12. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.12 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.4 hereof or a suit by Holders of more than 10% in principal amount of the Notes.

         SECTION 7.13. ENFORCEMENT BY TRUSTEE. All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

         SECTION 7.14. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture, the Subsidiary Guarantees or the Security Documents and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 7.15. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided in the last paragraph of Section 2.6 hereof with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


                                   ARTICLE 8.

                             CONCERNING THE TRUSTEE

         SECTION 8.1. DUTIES AND RESPONSIBILITIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                           (1) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture and, after it has been qualified thereunder, the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                           (2) in the absence of bad faith and willful
                  misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the

                  Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be provided that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable to any Noteholder with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 8.1.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 8.2. RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in Section 8.1 hereof:

                  (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel of its selection and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to

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         the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to the Trustee from the Noteholders against such expenses or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the

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likelihood of such loss or damage and regardless of the form of action other than through the Trustee's willful misconduct or gross negligence.

         SECTION 8.3. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         SECTION 8.4. TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN NOTES. The Trustee, any paying agent, any conversion agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note Registrar.

         SECTION 8.5. MONIES TO BE HELD IN TRUST. Subject to the provisions of
Section 13.4 hereof, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time in writing by the Company and the Trustee.

         SECTION 8.6. COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity as shall be agreed in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than those based upon, measured by or determined by the income of the Trustee), incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability (whether asserted by the Company, any Holder or any other Person) in the premises. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as

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such, except, subject to the effect of Section 7.6 hereof, funds held in trust herewith for the benefit of the holders of particular Notes prior to the date of the accrual of such unpaid compensation or indemnifiable claim. The obligation of the Company under this Section 8.6 shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. The indemnification provided in this Section 8.6 shall extend to the officers, directors, agents and employees of the Trustee.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(j) or (k) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         SECTION 8.7. OFFICERS' CERTIFICATE AS EVIDENCE. Except as otherwise provided in Section 8.1 hereof, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 8.8. CONFLICTING INTERESTS OF TRUSTEE. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 8.9. ELIGIBILITY OF TRUSTEE. There shall at all times be a Trustee hereunder which shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus (together with its corporate parent) of at least $50,000,000. If such person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 8.9, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 8.

         SECTION 8.10. RESIGNATION OR REMOVAL OF TRUSTEE.

                  (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Notes at their addresses as they shall appear on the Note Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9 hereof, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                           (1) the Trustee shall fail to comply with Section 8.8
                  hereof within a reasonable time after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, or

                           (2) the Trustee shall cease to be eligible in
                  accordance with the provisions of Section 8.9 hereof and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

                           (3) the Trustee shall become incapable of acting, or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may by a Board resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section
         7.9 hereof, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within sixty (60) days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise

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         as in Section 8.10(a) hereof provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
         Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11 hereof.

         SECTION 8.11. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.10 hereof shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section
8.6 hereof, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6 hereof.

         No successor trustee shall accept appointment as provided in this
Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 hereof and be eligible under the provisions of Section 8.9 hereof.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, each of the Company and the former trustee shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 8.12. SUCCESSION BY MERGER, ETC. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, PROVIDED, that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 hereof and eligible under the provisions of Section 8.9 hereof.

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         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture PROVIDED, that the certificate of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 8.13. LIMITATION ON RIGHTS OF TRUSTEE AS CREDITOR. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).


                                   ARTICLE 9.

                           CONCERNING THE NOTEHOLDERS

         SECTION 9.1. ACTION BY NOTEHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 10 hereof, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen
(15) days prior to the date of commencement of solicitation of such action.

         SECTION 9.2. PROOF OF EXECUTION BY NOTEHOLDERS. Subject to the provisions of Sections 8.1, 8.2 and 10.5 hereof, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Noteholders' meeting shall be proved in the manner provided in Section 10.6 hereof.

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         SECTION 9.3. WHO ARE DEEMED ABSOLUTE OWNERS. The Company, the Trustee,
any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem the person in whose name such Note shall be registered upon the Note Register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

         SECTION 9.4. COMPANY-OWNED NOTES DISREGARDED. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; PROVIDED, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and, subject to Section 8.1 hereof, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

         SECTION 9.5. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section
9.1 hereof, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2 hereof, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

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                                  ARTICLE 10.

                              NOTEHOLDERS' MEETINGS

         SECTION 10.1. PURPOSE OF MEETINGS. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this
Article 10 for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 7 hereof;

                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 8 hereof;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2 hereof;

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law; or

                  (e) to take any other action authorized by this Indenture or under applicable law.

         SECTION 10.2. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.1 hereof, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1 hereof, shall be mailed to holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         SECTION 10.3. QUORUM. The persons entitled to vote a majority in principal amount of the outstanding Notes shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Noteholders of Notes, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section
10.2 hereof except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the outstanding Notes which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the outstanding Notes at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 11.2 hereof and except to the extent Section
7.7 hereof requires a different vote) shall be effectively passed and decided if passed or decided by the lesser of (i) the holders of not less than a majority in principal amount of outstanding Notes and (ii) the persons entitled to vote not less than 66-2/3% in principal amount of outstanding Notes represented and entitled to vote at such meeting.

         Any resolution passed or decisions taken at any meeting of holders of Notes duly held in accordance with this Section 10.3 shall be binding on all the holders of Notes whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the holders of Notes of any such resolutions or decisions.

         SECTION 10.4. CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1 hereof by mailing notice thereof as provided in Section 10.2 hereof.

         SECTION 10.5. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 10.6. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.4 hereof, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 9.4 hereof, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Sections 10.2 or 10.4 hereof may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         SECTION 10.7. VOTING. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 10.2 hereof. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

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         SECTION 10.8. NO DELAY OF RIGHTS BY MEETING. Nothing in this Article 10 contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.


                                  ARTICLE 11.

                             SUPPLEMENTAL INDENTURES

         SECTION 11.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 15.6 hereof;

                  (b) subject to Article 4 hereof, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

                  (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article 12 hereof;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, HOWEVER, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the holders of the Notes;

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                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes;

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted;

                  (i) to evidence the succession of another Person to the Company or a Subsidiary Guarantor and the assumption by any such successor of the covenants of the Company herein and in the Notes, the Security Documents and the Collateral Agency Agreement and of such Subsidiary Guarantor contained herein and in the Security Documents; or

                  (j) to mortgage, pledge, hypothecate or grant a Lien in favor of the Collateral Agent for the benefit of Trustee and the Holders of the Notes as additional security for the payment of principal of and interest on the Notes by the Company or on the Subsidiary Guarantees by the Subsidiary Guarantors under this Indenture in any property or assets, including any which are required to be mortgaged, pledged or hypothecated, or in which a Lien is required to be granted to the Collateral Agent, pursuant to this Indenture or the Security Documents.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2 hereof.

         SECTION 11.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. With the consent (evidenced as provided in Article 9 hereof) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 9.4 hereof), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the holders of all Notes then outstanding:

                  (a) extend the fixed maturity of any Note, or

                  (b) reduce the rate or extend the time of payment of interest on any Note, or


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                  (c) reduce the principal amount thereof or premium, if any, on any Note, or

                  (d) reduce any amount payable on redemption or repurchase of any Note, or

                  (e) impair, or change in any respect adverse to the holder of Notes, the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event, or

                  (f) impair or adversely affect the right of any Noteholder to institute suit for the payment of his Note, or

                  (g) change the place where, or currency in which, the Notes are payable, or

                  (h) impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 15.6 hereof, or

                  (i) modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders, without the consent of the holder of each Note so affected,

                  (j) reduce the requirements of Section 10.3 hereof for quorum or voting or the percentage in principal amount of the outstanding Notes of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holder is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (k) modify any of the provisions of this Section 11.2 or
         Section 7.7 hereof, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected thereby.

         Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in is discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Noteholders under this
Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.


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         SECTION 11.3. EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to the provisions of this Article 11 shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 11.4. NOTATION ON NOTES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 11 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 19.10 hereof) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

         SECTION 11.5. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to the provisions of Sections 8.1 and
8.2 hereof, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 11.


                                  ARTICLE 12.

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         SECTION 12.1. COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

                  (a) The Company shall not, directly or indirectly, consolidate with or merge with or into any other Person or sell, lease, convey or transfer all its properties and assets substantially as an entirety, whether in a single transaction or a series of related transactions, to any Person or group of affiliated Persons unless:

                           (i) either (A) in the case of a merger or
                  consolidation that does not involve a transfer of all or substantially all of the Company's properties and assets, the Company is the surviving entity or (B) in case the Company shall consolidate with or merge into another Person or sell, lease, convey or transfer all its properties and assets substantially as an entirety, whether in a single transaction or a series of related transactions, to any Person, the Person formed by such consolidation or into which the Company is merged, or the Person which acquires by sale, conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation,

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                  limited liability company, partnership or trust, shall be
                  organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed by the Company and shall have provided for the applicable conversion rights set forth in
                  Section 15.6 hereof and the repurchase rights set forth in
                  Article 16 hereof;

                           (ii) immediately after giving effect to such
                  transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                           (iii) the Company has delivered to the Trustee an
                  Officers Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article 12 and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Article 9 hereof; and

                           (iv) except in the case of a merger or consolidation
                  of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the Company or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made shall have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction.

                  (b) Notwithstanding clauses (ii) and (iii) of Section 12.1(a) hereof, (a) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or another Restricted Subsidiary and (b) the Company may merge with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction.

         SECTION 12.2. SUCCESSOR CORPORATION TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance or lease in accordance with Section
12.1 hereof, and, where required in accordance with Section 12.1(a) hereof upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and

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delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article 12 may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         SECTION 12.3. OPINION OF COUNSEL TO BE GIVEN TRUSTEE. The Trustee, subject to Sections 8.1 and 8.2 hereof, shall receive an Officers' Certificate and an Opinion of Counsel from the surviving company as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article 12.


                                  ARTICLE 13.

               SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE

         SECTION 13.1. DISCHARGE OF INDENTURE; DEFEASANCE. (a) When (i) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (ii) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall irrevocably deposit with the Trustee, in trust, funds or U.S. Government Obligations sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (A) remaining rights of registration of transfer, substitution and

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exchange and conversion of Notes, (B) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (C) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 17.5 hereof and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

         (b) Subject to Section 13.1(c) hereof, the Company at any time may terminate (i) all of its obligations under the Notes, this Indenture and the Security Documents ("Legal Defeasance Option") or (ii) its and the Subsidiary Guarantors' obligations under the Security Documents (including any Lien created thereby) and Sections 5.7, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15, 5.16, 5.17, 5.18,
5.19, 5.20, 5.22, 5.23, 6.4, 12.1(a)(iv) and 16.1 hereof and the operation of
Sections 7.1(d), 7.1(e), 7.1(f), 7.1(g), 7.1(h), 7.1(i) (with respect only to
Restricted Subsidiaries of the Company), 7.1(j) (with respect only to Restricted Subsidiaries of the Company), 7.1(k)(8), 7.1(l) and 7.1(m) ("Covenant Defeasance Option") hereof. The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

         If the Company exercises its Legal Defeasance Option, payment of the Notes may not be accelerated because of an Event of Default. If the Company exercises its Covenant Defeasance Option, payment of the Notes may not be accelerated because of an Event of Default specified in Sections 7.1(d), 7.1(e), 7.1(f), 7.1(g), 7.1(h), 7.1(i) (with respect only to Restricted Subsidiaries of the Company), 7.1(j) (with respect only to Restricted Subsidiaries of the Company), 7.1(k)(8), 7.1(l) and 7.1(m) hereof.

         Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

         (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 8.6 hereof and in this
Article 13 shall survive until the Notes have been paid in full. Thereafter, the Company's obligations in Sections 8.6, 13.3, 13.4 and 13.6 hereof shall survive.

         (d) The Company may exercise its Legal Defeasance Option or its Covenant Defeasance Option only if:

                  (1) the Company irrevocably deposits in trust with the Trustee, for the benefit of the Holders, Cash in U.S. Dollars, U.S. Government Obligations, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium,

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         if any, and interest on the outstanding Notes on the stated maturity of such principal or installment of interest or upon redemption;

                  (2) the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of the outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, which such opinion, in the case of legal defeasance, shall also state that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to such effect or (B) since the Effective Date there has been a change in the applicable Federal income tax laws or regulations to such effect or (C) there exists controlling precedent to such effect;

                  (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or an Event of Default resulting from the incurrence of Indebtedness all or a portion of which will be used to fund such deposit and the granting of any Lien to secure such Indebtedness);

                  (4) such defeasance shall not result in a breach or violation of or constitute a default under any other material agreement or instrument (other than this Indenture) to which the Company is a party or by which it is bound;

                  (5) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to such defeasance have been satisfied; and

                  (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Notes at a future date in accordance with Article 3 hereof.

         SECTION 13.2. DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE. Subject to Section 13.4 hereof, all monies or U.S. Government Obligations deposited with the Trustee pursuant to Section 13.1 hereof shall be held in trust and all monies and monies from U.S. Government Obligations shall be applied by it to the payment, notwithstanding the provisions of Article 4 hereof, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the

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payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

         SECTION 13.3. PAYING AGENT TO REPAY MONIES HELD. Upon the satisfaction and discharge of this Indenture, all monies or U.S. Obligations then held by any paying agent of the Notes (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

         SECTION 13.4. RETURN OF UNCLAIMED MONIES. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another person.

         SECTION 13.5. REINSTATEMENT. If (i) the Trustee or the paying agent is unable to apply any money or U.S. Obligations in accordance with Section 13.2 hereof, the Notes, or the Security Documents by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least a majority in principal amount of the then outstanding Notes so request by written notice to the Trustee, the Company's obligations under this Indenture, the Security Documents and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 hereof until such time as the Trustee or the paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 13.2 hereof; PROVIDED, HOWEVER, that if the Company or a Subsidiary Guarantor makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company or such Subsidiary Guarantor shall be subrogated to the rights of the holders of such Notes to receive such payment from the money or U.S. Obligations held by the Trustee or paying agent.

         SECTION 13.6. INDEMNITY FOR GOVERNMENT OBLIGATIONS. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.


                                  ARTICLE 14.

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         SECTION 14.1. INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no

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recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.


                                  ARTICLE 15.

                               CONVERSION OF NOTES

         SECTION 15.1. RIGHT TO CONVERT. Subject to and upon compliance with the provisions of this Indenture, the holder of any Note shall have the right, at his option, at any time following the date of original issuance of the Notes and prior to the close of business on June 18, 2007 (except that, with respect to any Note or portion of a Note which shall be called for redemption, such right shall terminate, except as provided in Section 3.4 hereof and the fifth paragraph of Section 15.2 hereof, at the close of business on the Business Day next preceding the date fixed for redemption or repurchase of such Note or portion of a Note unless the Company shall default in payment due upon redemption or repurchase, as applicable, thereof) to convert the principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided in Section 15.2 hereof. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article 15 hereof. A Note with respect to which a holder has delivered a notice in accordance with Section 16.2 hereof regarding such holder's election to require the Company to repurchase such holder's Notes following the occurrence of a Repurchase Event may be converted in accordance with this Article 15 only if such holder withdraws such notice by delivering a written notice of withdrawal to the Company prior to the close of business on last Business Day prior to the day fixed for repurchase.

         SECTION 15.2. EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS. In order to exercise the conversion privilege with respect to any Note in definitive form, the holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.2 hereof, accompanied by the funds, if any, required by the penultimate paragraph of this Section 15.2, and shall give written notice of conversion in the form provided on the Notes (or such other notice which is acceptable to the Company) to the office or agency that the holder

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elects to convert such Note or such portion thereof specified in said notice.
Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7 hereof. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

         In order to exercise the conversion privilege with respect to any interest in the Global Note, the beneficial holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in the Global Note, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by the penultimate paragraph of this Section 15.2 and any transfer taxes, if required pursuant to Section 15.7 hereof.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.2 hereof, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article 15 and a check or Cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3 hereof (which payment, if any, shall be paid no later than five Business Days after satisfaction of the requirements for conversion set forth above). In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to
Section 2.3 hereof, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

         Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof), and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

         Any Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date through the opening of business on the Business Day next preceding such interest payment date shall (unless such Note or portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Noteholders in accordance with Section 3.2 hereof or eligible for repurchase pursuant to a Company Notice mailed to the Noteholders in accordance with
Section 16.2 hereof) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; PROVIDED, HOWEVER, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. Except as provided above in this Section 15.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article 15.

         Upon the conversion of an interest in the Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on the Global Note as to the reduction in the principal amount represented thereby.

         SECTION 15.3. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment therefor in Cash at the current market value thereof to the holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted and such Closing Price shall be determined as provided in Section 15.5(h) hereof.

         SECTION 15.4. CONVERSION PRICE. The conversion price shall be as specified in the form of Note (herein called the "Conversion Price") attached as EXHIBIT A hereto, subject to adjustment as provided in this Article 15.

         SECTION 15.5. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 15.5(h)(4) hereof) fixed for such

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         determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 15.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding shares of Common Stock (other than any rights, options or warrants that by their terms will also be issued to any Noteholder upon conversion of a Note into Common Stock without any action required by the Company or any other person) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 15.5(h)(2) hereof) on the Record Date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights, options or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than Cash, to be determined by the Board of Directors.

         Not in limitation of the foregoing, in the event that the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Notes the holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights, options or warrants pursuant to a stockholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights, options or warrants for the purposes of this Section 15.5(b).

         Rights, options or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.5(b) (and no adjustment to the Conversion Price under this Section 15.5(b) will be required) until the occurrence of the earliest Trigger Event. If such right, option or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right, option or warrant (and a termination or expiration of the existing right, option or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 15.5(b), (1) in the case of any such rights, options or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a Cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights, options or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

                  (c) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.5(a) hereof applies) or evidences of its indebtedness, Cash or other assets (including securities, but excluding (1) any rights, options or warrants referred to in Section 15.5(b) hereof and, (2) dividends and distributions exclusively in Cash (the foregoing hereinafter in this Section 15.5(d) called the "Securities")), unless the Company elects to reserve such Securities for distribution to the Noteholders upon conversion of the Notes so that any such holder converting Notes will receive upon such conversion, without any additional action on the part of the Company or the Noteholder and in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the Record Date (as defined in Section 15.5(h)(4) hereof for such distribution of the Securities) then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 15.5(h)(4) hereof) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 15.5(h) hereof) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; PROVIDED, HOWEVER, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.5(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 15.5(h) hereof to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Noteholder.

         For purposes of this Section 15.5(d) and Sections 15.5(a) and (b) hereof, any dividend or distribution to which this Section 15.5(d) is applicable that also includes shares of Common Stock, or rights, options or warrants to subscribe for or purchase shares of Common Stock to which Section 15.5(b) hereof applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which
Section 15.5(b) hereof
applies (and any Conversion Price reduction required by this Section 15.5(d) hereof with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.5(a) and (b) hereof with respect to such dividend or distribution shall then be made, except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of
Section 15.5(a) hereof and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 15.5(b) hereof and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.5(a) hereof.

                  (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock Cash (excluding any Cash that is distributed upon a merger or consolidation to which Section
         15.6 hereof applies or as part of a distribution referred to in Section 15.5(d) hereof), in an aggregate amount that, combined together with
         (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in Cash within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 15.5(e) has been made, and (2) the aggregate of any Cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 15.5(f) hereof has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h) hereof) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
         (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date; PROVIDED, HOWEVER, that in the event the portion of the Cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of Cash such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any Cash distribution to all holders of Common Stock as to which the Company makes the election permitted by Section 15.5(n) hereof and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 15.5(e)).

                  (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (1) the aggregate of the Cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 15.5(f) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in Cash within twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 15.5(e) hereof has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h) hereof) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 15.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.5(f). Any Cash distribution to all holders of Common Stock as to which the Company has made the election permitted by
         Section 15.5(n) hereof and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 15.5(f).

                  (g) In case of a tender or exchange offer made by a person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors), whose determination shall be conclusive, and described in a Board Resolution at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and
         (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.5(g) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article 12 hereof.

                  (h) In the event that a Registration Statement (as defined in the Registration Rights Agreement) to be filed by the Company pursuant to Section 1.1.1 of the Registration Rights Agreement has not been filed with the Commission on or prior to the date (the "FILING DATE") that is thirty (30) days from the date on which the Company receives a Demand Request (as defined in the Registration Rights Agreement), on the Filing Date the Conversion Price of the Notes shall be reduced to a price equal to the Conversion Price then in effect MINUS $0.25. If such Registration Statement has not been filed with the Commission on or prior to any subsequent thirty (30) day period following the Filing Date, on each such date the Conversion Price shall be further reduced to a price equal to the Conversion Price then in effect MINUS $0.10, PROVIDED, HOWEVER, that the Conversion Price shall not be reduced pursuant to this Section 15.4(h) to an amount less than $0.10.

                  (i) In the event that a Registration Statement filed by the Company pursuant to Section 1.1.1 of the Registration Rights Agreement has not been declared effective by the Commission on or prior to the date (the "120 DAY DEADLINE") that is one hundred twenty (120) days from the date on which the Company receives the Demand Request, on the 120 Day Deadline the Conversion Price shall be reduced to a price equal to the Conversion Price then in effect MINUS $0.25. If such Registration Statement has not been declared effective by the Commission on or prior to any subsequent thirty (30) day period following such 120 Day Deadline, on each such date the Conversion Price shall be further reduced to a price equal to the Conversion Price then in effect MINUS $0.10, PROVIDED, HOWEVER, that the Conversion Price shall not be reduced pursuant to this Section 15.4(i) to an amount less than $0.10.

                  (j) For purposes of this Section 15.5, the following terms shall have the meaning indicated:

                           (1) "Closing Price" with respect to any securities on
                  any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such National Market or Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

                           (2) "Current Market Price" shall mean the average of
                  the daily Closing Prices per share of Common Stock for the ten
                  (10) consecutive Trading Days immediately prior to the date in question; PROVIDED, HOWEVER, that (1) if

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                  the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 15.5(a), (b), (c), (d), (e), (f) or (g) hereof occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 15.5(a), (b), (c), (d), (e), (f) or (g) hereof occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any Cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Sections 15.5(d), (f) or (g) hereof, whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Sections 15.5(f) or (g) hereof, the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; PROVIDED, HOWEVER, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 15.5(a), (b), (c), (d), (e), (f) and (g) hereof occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 15.5, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 15.5 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                           (3) "fair market value" shall mean the amount which a
                  willing buyer would pay a willing seller in an arm's length transaction.

                           (4) "Record Date" shall mean, with respect to any
                  dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any Cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of Cash, securities or other property, the date fixed for determination of stockholders entitled to receive such Cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                           (5) "Trading Day" shall mean (x) if the applicable
                  security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (k) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.5(a), (b), (c),
         (d), (e), (f), (g), (h) and (i) hereof, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.5 hereof a notice of the reduction at least fifteen
(15) days prior to the date the reduced Conversion

Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (l) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 15.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 15 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (m) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.5 hereof, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment. (n) In any case in which this Section
         15.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Note converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in Cash in lieu of any fraction pursuant to Section 15.3 hereof.

                  (o) For purposes of this Section 15.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (p) In lieu of making any adjustment to the Conversion Price pursuant to Section 15.5(e) hereof, the Company may elect to reserve an amount of Cash for distribution to the holders of the Notes upon the conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock and other items to which such holder is entitled, the full amount of Cash which such holder would have received if such holder had, immediately prior to the Record

         Date for such distribution of Cash, converted its Notes into Common Stock, together with any interest accrued with respect to such amount, in accordance with this Section 15.5(n). The Company may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of Cash equal to the aggregate amount the holders of the Notes would have received if such holders had, immediately prior to the Record Date for such distribution, converted all of the Notes into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee in marketable obligations issued or fully guaranteed by the United States government with a maturity not more than three (3) months from the date of issuance. Upon conversion of Notes by a holder, the holder will be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of Cash equal to the amount such holder would have received if such holder had, immediately prior to the Record Date for such distribution, converted its Note into Common Stock, along with such holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this Section 15.5(n), the Company shall give or shall cause to be given notice to all Noteholders of such election, which notice shall state the amount of Cash per $1,000 principal amount of Notes such holders shall be entitled to receive (excluding interest) upon conversion of the Notes as a consequence of the Company having made such election.

         SECTION 15.6. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including Cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including Cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including
Cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, Cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (PROVIDED, that, if the kind or amount of securities, Cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 15.6 the kind and amount of securities, Cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 15. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the repurchase rights set forth in
Article 16 hereof.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at his address appearing on the Note Register provided for in Section 2.5 hereof, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section 15.6 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 15.6 applies to any event or occurrence, Section 15.5 hereof shall not apply.

         SECTION 15.7. TAXES ON SHARES ISSUED. The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 15.8. RESERVATION OF SHARES; SHARES TO BE FULLY PAID; LISTING OF COMMON STOCK. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company further covenants that if at any time the Common Stock shall be listed on the Nasdaq National Market or any other national securities exchange or automated quotation system the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Notes.

         SECTION 15.9. RESPONSIBILITY OF TRUSTEE. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 8.1 hereof, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or Cash upon the surrender of any note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 15. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.6 hereof relating either to the kind or amount of shares of stock or securities or property (including Cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1 hereof, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         SECTION 15.10. NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (that would require an adjustment in the Conversion Price pursuant to Section 15.5 hereof); or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note Register, provided for in
Section 2.5 hereof, as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.


                                  ARTICLE 16.

                       REPURCHASE UPON A REPURCHASE EVENT

         SECTION 16.1. REPURCHASE RIGHT.

                  (a) If, at any time prior to June 18, 2007 there shall occur a Repurchase Event, then each Noteholder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes, or any portion thereof (in principal amounts of $1,000 or integral multiples thereof), on the date (the "Repurchase Date") that is forty (40) calendar days after the date of the Company Notice (as defined in Section 16.2 below) of such Repurchase Event (or, if such 40th day is not a Business Day, the next succeeding Business Day). Such repurchase shall be made in Cash at a price equal to 105% of the principal amount of Notes such holder elects to require the Company to repurchase, together with accrued interest, if any, to the Repurchase Date (the "Repurchase Price"); PROVIDED, HOWEVER, that if such Repurchase Date is June 15 or December 15 then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding June 15 or December 15, respectively. No Notes may be redeemed at the option of holders upon a Repurchase Event if there has occurred and is continuing an Event of Default, other than a default in the payment of the Repurchase Price with respect to such Notes on the Repurchase Date.

         SECTION 16.2. NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC.

                  (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes, on or before the fifteenth
         (15th) calendar day after the occurrence of a Repurchase Event, the Company or, at the written request of the Company, the Trustee, shall mail to all holders of record of the Notes a notice (the "Company Notice") in the form as prepared by the Company of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee and cause a copy of such notice of a repurchase right, or a summary of the information contained therein, to be published once in a newspaper of general circulation in The City of New York. The Company Notice shall contain the following information:

                           (1) the Repurchase Date,

                           (2) the date by which the repurchase right must be
                  exercised,

                           (3) the last date by which the election to require
                  repurchase, if submitted, must be revoked;

                           (4) the Repurchase Price and whether the Repurchase
                  Price shall be payable in Cash or Common Stock and, if payable in Common Stock, the method of calculating the amount of the Common Stock to be delivered upon the repurchase as provided in Section 16.3(a) hereof;

                           (5) a description of the procedure which a holder
                  must follow to exercise a repurchase right, and

                           (6) the Conversion Price then in effect, the date on
                  which the right to convert the principal amount of the Notes to be repurchased will terminate and the place or places where Notes may be surrendered for conversion.

         No failure of the Company to give the foregoing notices or defect therein shall limit any holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

         If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

                  (b) To exercise a repurchase right, a holder shall deliver to the Trustee on or before the thirty-fifth (35th) day after the Company Notice was delivered (i) written notice to the Company (or agent designated by the Company for such purpose) of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount of the Notes to be repurchased, a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Election of repurchase by a holder shall be revocable at any time prior to, but excluding, the Repurchase Date, by delivering written notice to that effect to the Trustee prior to the close of business on the Business Day prior to the Repurchase Date.

                  (c) If the Company fails to repurchase on the Repurchase Date any Notes (or portions thereof) as to which the repurchase right has been properly exercised, then the principal of such Notes shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate borne by the Note and each such Note shall be convertible into Common Stock in accordance with this Indenture (without giving effect to Section 16.2(b) hereof) until the principal of such Note shall have been paid or duly provided for.

                  (d) Any Note which is to be repurchased only in part shall be surrendered to the Trustee duly endorsed for transfer to the Company and accompanied by appropriate evidence of genuineness and authority satisfactory to the Company and the Trustee duly executed by, the holder thereof (or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

                  (e) On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.4 hereof) the Repurchase Price in Cash for payment to the holder on the Repurchase Date; PROVIDED, that if payment is to be made in Cash, such Cash payment is made on the Repurchase Date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m., New York City time, on such date; PROVIDED FURTHER, that if the Repurchase Price is to be paid in shares of Common Stock, such shares of Common Stock are to be issued as promptly after the Repurchase Date as practicable.

                  (f) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date.

                  (g) No fractions of shares shall be issued upon repurchase of Notes. If more than one Note shall be repurchased from the same holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Notes so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Note or Notes, the Company will deliver to the applicable holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section 16.2, the "current market price" of a share of Common Stock is the Closing Price of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

                  (h) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Notes shall be made without charge to the holder of Notes being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the holder of the Notes being repurchased, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

                  (i) All Notes delivered for repurchase shall be delivered to the Trustee to be canceled in accordance with the provisions of Section
         2.8 hereof.

         SECTION 16.3. CERTAIN DEFINITIONS. For purposes of this Article 16:

                  (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 and 13d-5, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

                  (b) the term "person" or "group" shall include any syndicate or group which would be deemed to be a "person" under Sections 13(d) and 14(d) of the Exchange Act as in effect on the date of the original execution of this Indenture; and

                  (c) the term "Continuing Director" means at any date a member of the Company's Board of Directors (i) who was a member of such board on December 31, 2003 or (ii) who was nominated or elected by at least a majority of the directors who were

         Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were continuing directors at the time such committee was formed. (Under this definition, if the Board of Directors of the Company as of the date of this Indenture were to approve a new director or directors and then resign, no Change in Control would occur even though the current Board of Directors would thereafter cease to be in office).

                  (d) the term "Repurchase Event" means the occurrence of a Change in Control or a Termination of Trading.

                  (e) a "Change in Control" shall be deemed to have occurred when (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13-d3 and 13-d5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the "Voting Stock"); (ii) approval by stockholders of the Company of any plan or proposal for the liquidation, dissolution or winding up of the Company; (iii) the Company (A) consolidates with or merges into any other corporation or any other corporation merges into the Company, and in the case of any such transaction, the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result, unless the stockholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least 51% of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (B) in one or more related transactions, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person; or
         (iv) at any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); PROVIDED, that a Change in Control shall not be deemed to have occurred if either (x) (1) the Closing Price (as defined in Section 15.5(h)(1) hereof) of the Common Stock for any five Trading Days during the ten (10) Trading Days immediately preceding the Change in Control is at least equal to 120% of the Conversion Price in effect on the date on which the Change in Control occurs, (2) the Common Stock is traded on a United States national securities exchange or quoted on The Nasdaq Stock Market and (3) shares of the Common Stock issuable upon conversion of the Notes are freely transferable without requiring registration under the Securities Act or (y) in the case of a merger or consolidation otherwise constituting a Change in Control, (1) all of the consideration (excluding Cash payments for fractional shares) in such merger or consolidation constituting the Change in Control consists of common stock traded on a United States national securities exchange or quoted on The Nasdaq Stock Market (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control), (2) as a result of such transaction or transactions such Notes become convertible solely into such common stock and (3) the Company or the entity or Person formed by or surviving any such Change of Control shall have a pro forma Fixed Charge Coverage Ratio for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of such Change in Control, assuming such Change in Control had occurred on the first day of such period, equal to or greater than 2 to 1.

                  (f) a "Termination of Trading" shall have occurred if the Common Stock (or other common stock into which the Notes are then convertible) is neither listed for trading on a United States national securities exchange nor approved for trading on an established over the counter trading market in the United States, including, without limitation, the Nasdaq Over-the-Counter Bulletin Board.


                                  ARTICLE 17.

                             COLLATERAL AND SECURITY

         SECTION 17.1. SECURITY DOCUMENTS. The due and punctual payment of the principal of, premium, if any, interest on, and any other amounts due in respect of, the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at Stated Maturity, by acceleration, call for redemption, upon a Change of Control Offer, Excess Proceeds Offer, purchase or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law), on the Notes and performance of all other obligations of the Company and the Subsidiary Guarantors to the Holders or the Trustee under this Indenture, the Notes and the Security Documents, according to the terms hereunder or thereunder, shall be secured by a Lien on substantially all of the Company's and each Subsidiary Guarantor's assets in favor of the Collateral Agent, for the benefit of the Trustee and the Holders, as provided in the Security Documents.

         Each Holder, by its acceptance of a Secured Note, consents and agrees to the terms of the Security Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with the terms thereof and hereof and authorizes and directs the Collateral Agent and the Trustee to enter into each of the Security Documents and to perform its respective obligations and exercise its respective rights thereunder in accordance therewith. The Company and each Subsidiary Guarantor will do or cause to be done all such acts and things as may be reasonably necessary or proper, or as may be required by the express provisions of the Security Documents to which it is a party, to assure and confirm to the Collateral Agent and the Trustee the Liens in the Collateral contemplated hereby and by the Security Documents to which it is a party, as from time to time constituted, so as to render the same available to the fullest extent permitted by law for the security and benefit of this Indenture and of the Notes, according to the intent and purposes herein and therein expressed. The Company and each Subsidiary Guarantor shall to the fullest extent permitted by law, but subject in all cases to the Intercreditor Agreement, take, upon request of the Collateral Agent, or Trustee, any and all actions reasonably required to cause the

Security Documents to which it is a party to create and maintain, as security for the obligations of the Company and the Subsidiary Guarantors under this Indenture and the Notes, and the Security Documents, the valid and enforceable, perfected (except as expressly provided herein and therein) Liens in and on all the Collateral in favor of the Collateral Agent for the benefit of the Trustee and for the equal and ratable benefit of the Holders.

         SECTION 17.2. RECORDING. The Company represents that, subject in all cases to the terms of the Intercreditor Agreement, it has caused or will promptly cause to be executed and delivered, filed and recorded and covenants that it will promptly cause to be executed and delivered and filed and recorded, all instruments and documents, and represents that, subject in all cases to the terms of the Intercreditor Agreement, it has done and will do or will cause to be done all such acts and other things, at the Company's or the Company's expense, as applicable, as are necessary to subject the applicable Collateral to valid Liens and to perfect those Liens, all to the fullest extent permitted by law. The Company shall, to the extent permitted by the Intercreditor Agreement, as promptly as practicable, cause to be executed and delivered, filed and recorded all instruments and do all acts and other things as may be required by law to perfect, maintain and protect the Liens under the Security Documents (except as otherwise expressly provided herein and therein), all to the fullest extent permitted by law.

         The Company shall otherwise comply with the provisions of Section 314(b) and, as applicable, Sections 314(c), (d) and (e) of the Trust Indenture Act.

         SECTION 17.3. FURTHER ASSURANCES AND SECURITY. Subject in all cases to the terms of the Intercreditor Agreement, the Company shall, and shall cause the Company and the Subsidiary Guarantors to, execute, acknowledge and deliver to the Collateral Agent, at the Company's and/or such Subsidiary Guarantor's expense, at any time and from time to time such further assignments, transfers, assurances or other instruments as may be reasonably required to effectuate the terms of this Indenture and the Security Documents, and will at any time and from time to time do or cause to be done all such acts and things as may be necessary or proper, or as may be reasonably required by the Collateral Agent or Trustee, to assure and confirm to the Collateral Agent the Liens in the Collateral contemplated hereby and by the Security Documents, all to the fullest extent permitted by law. The Trustee shall have no duty to determine whether any filing or recording is necessary hereunder or under any Security Document.

         SECTION 17.4. RELEASE OF COLLATERAL. Collateral may be released from the Liens created by the Security Documents at any time or from time to time, and the Security Documents may be terminated, in accordance with the provisions of the Security Documents or in accordance with this Indenture. In addition, upon the request of the Company pursuant to an Officer's Certificate and receipt of an Opinion of Counsel certifying that any sale, conveyance or disposal of any Collateral has been effected in compliance with the provisions of this Indenture, the Trustee will cause the Collateral Agent to release, and the Collateral Agent will release, the Lien on such Collateral (including all proceeds thereof). Upon receipt of such Officer's Certificate and Opinion of Counsel, the Trustee will cause the Collateral Agent to, and the Collateral Agent will, execute, deliver and acknowledge any necessary or proper instruments of termination or release to evidence the release of the Liens on any Collateral (including the proceeds thereof) permitted to be released pursuant to this Indenture or the Security Documents. The release of any Liens on Collateral (including the proceeds thereof) from the terms hereof and of the Security Documents or the release of, in whole or in part, the Liens created by the Security Documents, or the termination of the Security Documents, will not be deemed to impair the Liens on the Collateral in contravention of the provisions hereof if and to the extent that the Liens on Collateral are released, or the Security Documents are terminated, otherwise than pursuant to this Indenture or the applicable Security Documents. The Trustee and each of the Holders acknowledge that a release of any Lien on Collateral or a Lien in accordance with the terms of the Security Documents will be deemed an authorized release of such Lien pursuant to the terms of this Indenture. To the extent applicable, the Company and each obligor on the Notes shall cause Section 314(d) of the TIA relating to the release of property or securities from the Lien hereof and of the Security Documents to be complied with. Any certificate or opinion required by Section 314(d) of the TIA may be made by an officer of the Company, except in cases which Section 314(d) of the TIA requires that such certificate or opinion be made by an independent person. In releasing any Collateral pursuant to the terms of the Indenture, including the provisions of any Security Document, the Trustee shall be entitled to receive, and shall be fully protected in relying upon an Officers' Certificate and Opinion of Counsel certifying that such release is authorized or permitted by this Indenture and the Security Documents and that all conditions precedent, if any, to such release have been satisfied.

         SECTION 17.5. AUTHORIZATION OF ACTIONS TO BE TAKEN UNDER THE SECURITY DOCUMENTS. Subject in all cases to the terms of the Intercreditor Agreement, and solely as among the Collateral Agent, the Trustee and the Holders, the Collateral Agent, and/or the Trustee may, in its sole discretion and without the consent of the Holders, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Security Documents and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder. Subject in all cases to the terms of the Intercreditor Agreement, solely as among the Collateral Agent, the Trustee and the Holders, each of the Collateral Agent and the Trustee shall have the power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Documents, or this Indenture, and such suits and proceedings as the Collateral Agent or the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other government enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or of the Trustee).

         SECTION 17.6. AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE SECURITY DOCUMENTS. The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Security Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture and the Security Documents, but subject in all cases to the terms of the Intercreditor Agreement.

         SECTION 17.7. INTERCREDITOR AGREEMENT. The Trustee and each and every holder of any Note or any person otherwise entitled to the benefit of any Subsidiary Guarantee hereby acknowledges and agrees that the provisions of this
Section 17 and the Security Documents shall, in all cases, be subject to the terms and conditions set forth in the Intercreditor Agreement.


                                  ARTICLE 18.

                               GUARANTEE OF NOTES

         SECTION 18.1. SUBSIDIARY GUARANTEE. Subject to the provisions of this
Article 18 each Subsidiary Guarantor hereby jointly and severally, fully and unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company or any other Subsidiary Guarantors to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, premium, if any, and interest on the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration, call for redemption, upon an Excess Proceeds Offer, a Change of Control Offer or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest on the Notes and all other obligations of the Company or the Subsidiary Guarantors to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee hereunder) and all other obligations of the Company under this Indenture, including to the Trustee or under the Notes (including fees, expenses or other) will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Subsidiary Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Subsidiary Guarantee, and shall entitle the Holders of Notes or the Trustee to accelerate the obligations of the Subsidiary Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

         Each of the Subsidiary Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Security Documents or this Indenture, the absence of any action to enforce the same, any waiver or consent by any holder of the Notes with respect to any provisions hereof or thereof, any release of any other Subsidiary Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Subsidiary Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefit of diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary

Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and this Subsidiary Guarantee. This Subsidiary Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Subsidiary Guarantor, any amount paid by the Company or such Subsidiary Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand, (a) subject to this
Article 18, the maturity of the obligations guaranteed hereby may be accelerated as provided herein for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided herein, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee.

         This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         The obligations of each Subsidiary Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the net assets of each Subsidiary Guarantor, determined in accordance with GAAP.

         A Subsidiary Guarantor shall be released from all of its obligations under its Subsidiary Guarantee if it merges with or into or consolidates with, or transfers all or substantially all of its assets in compliance with Section
16.1 hereof, or the Subsidiary Guarantor is designated an Unrestricted Subsidiary in compliance with the other terms of this Indenture, and such Subsidiary Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of

Counsel, each stating that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 18.2. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE. This Indenture or a supplemental indenture in the form attached hereto as EXHIBIT B shall be executed on behalf of each Subsidiary Guarantor by the Chairman of the Board, any Vice Chairman, the President or one of the Vice Presidents of such Subsidiary Guarantor. A notation of Subsidiary Guarantee may, but need not, be placed on each Note. Any such notation may, but need not, be executed by one or more Subsidiary Guarantors. The validity and enforceability of any Subsidiary Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

         Each of the Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 18.1 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

         If an officer of a Subsidiary Guarantor whose signature is on this Indenture or a Subsidiary Guarantee no longer holds that office at the time the Trustee authenticate the Note on which such Subsidiary Guarantee is endorsed or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee of such Note shall be valid nevertheless.

         The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantor.

         SECTION 18.3. LIMITATION OF SUBSIDIARY GUARANTEE. The obligations of each Subsidiary Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the net assets of each Subsidiary Guarantor, determined in accordance with GAAP.

         SECTION 18.4. ADDITIONAL SUBSIDIARY GUARANTORS. The Company covenants and agrees that it shall cause any Person which becomes a Restricted Subsidiary (other than a Restricted Subsidiary which is a Foreign Subsidiary) to execute a supplemental indenture and any other documentation requested by the Trustee satisfactory in form and substance to the Trustee pursuant to which such Restricted Subsidiary shall guarantee the obligations of the Company under the Notes and this Indenture in accordance with this Article 18 with the same effect and to the same extent as if such Person had been named herein as a Subsidiary Guarantor.

         SECTION 18.5. RELEASE OF SUBSIDIARY GUARANTOR. A Subsidiary Guarantor shall be released from all of its obligations under its Subsidiary Guarantee if:

         (f) the Subsidiary Guarantor has sold all of its assets or the Company and its Restricted Subsidiaries have sold all of the Capital Stock of the Subsidiary Guarantor owned by them, in each case in a transaction in compliance with the terms of this Indenture (including Section 16.1 hereof); PROVIDED, that the Net Cash Proceeds of such sale are applied in accordance with this Indenture;

         (g) the Subsidiary Guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, the Company or another Subsidiary Guarantor in a transaction in compliance with the terms of this Indenture (including Section 16.1 hereof); or

         (h) the Subsidiary Guarantor is designated an Unrestricted Subsidiary in compliance with the terms of this Indenture;

and in each such case, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with and that such release is authorized and permitted hereunder.

         The Trustee shall execute any documents reasonably requested by the Company or a Subsidiary Guarantor in order to evidence the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Notes and under this Article 18.

         SECTION 18.6. WAIVER OF SUBROGATION. Until all sums due under this Indenture and the Notes have been indefeasibly paid in full, each Subsidiary Guarantor hereby waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's obligations under this Subsidiary Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in Cash or other property or by set-off or in any other manner, payment or Note on account of such claim or other rights. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 18.6 is knowingly made in contemplation of such benefits.

                                  ARTICLE 19.

                            MISCELLANEOUS PROVISIONS

         SECTION 19.1. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements of the Company in this Indenture contained shall bind its successors and assigns whether so expressed or not.

         SECTION 19.2. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         SECTION 19.3. ADDRESSES FOR NOTICES, ETC. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to 20 Second Avenue, Burlington, Massachusetts 01803, Attention: Chief Financial Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note Register and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 19.4. GOVERNING LAW. This Indenture and each Note shall be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York (without regard to the conflict of laws provisions thereof).

         SECTION 19.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT; CERTIFICATES TO TRUSTEE. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 19.6. LEGAL HOLIDAYS. In any case where the date of maturity of interest on or principal of the Notes or the date fixed for redemption of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

         SECTION 19.7. TRUST INDENTURE ACT. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         SECTION 19.8. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto, any paying agent, any authenticating agent, any Note Registrar and their successors hereunder, the holders of Notes and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 19.9. TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 19.10. AUTHENTICATING AGENT. The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3 hereof, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as trustee hereunder pursuant to Section 8.9 hereof.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 19.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section 19.10, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note Register.

         The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing).

         The provisions of Sections 8.2, 8.3, 8.4, 9.3 hereof and this Section
19.10 shall be applicable to any authenticating agent.

         SECTION 19.11. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.


COMPANY:
-------

                                           IBASIS, INC.


                                           By: /s/ Gordon J. VanderBrug
                                               ------------------------------
                                               Name:  Gordon J. VanderBrug
                                               Title: Executive Vice President


SUBSIDIARY GUARANTORS:
---------------------

                                           IBASIS GLOBAL, INC.


                                           By: /s/ Gordon J. VanderBrug
                                               -------------------------------
                                               Name:  Gordon J. VanderBrug
                                               Title: Executive Vice President


                                           IBASIS SECURITIES CORPORATION


                                           By: /s/ Gordon J. VanderBrug
                                               -------------------------------
                                               Name:  Gordon J. VanderBrug
                                               Title: Executive Vice President

TRUSTEE:
--------

                                           THE BANK OF NEW YORK, as Trustee


                                           By: /s/ Geovanni Barris
                                               -------------------------------
                                               Authorized Signatory



[8% Secured Convertible Note Indenture]

ADDITIONAL SUBSIDIARY GUARANTOR:
-------------------------------

IBASIS HOLDINGS, INC.


By: /s/ Ofer Gneezy
------------------------------
Name:  Ofer Gneezy
Title: President




[8% Secured Convertible Note Indenture]

                                  SCHEDULE 1.1

                              EXISTING INDEBTEDNESS



-----------------------------------------------------------------------------------
            DEBTOR                      MAXIMUM AMOUNT        MATURITY DATE
-----------------------------------------------------------------------------------
Silicon Valley Bank (1)                  $15,000,000          January 2005
-----------------------------------------------------------------------------------
11 1/2% Senior Secured Notes             $25,175,000          January 2005
-----------------------------------------------------------------------------------
63/4% Convertible Subordinated           $38,180,000          March 2005
Notes
-----------------------------------------------------------------------------------
Cisco Systems Capital Corp.              $   853,000          January 2005
-----------------------------------------------------------------------------------
EMC Corporation                          $    68,000          March 2005
-----------------------------------------------------------------------------------
Enavis Networks Inc.                     $     5,000          June 2004
-----------------------------------------------------------------------------------
            Total                        $79,281,000
-----------------------------------------------------------------------------------


(1) REPRESENTS AMOUNT OUTSTANDING UNDER STANDBY LETTERS OF CREDIT.

                                    EXHIBIT A

                                  FORM OF NOTE

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE:

         THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                                  IBASIS, INC.

                           8% SECURED CONVERTIBLE NOTE
                                    DUE 2007

No. 1                                                           U.S. $29,000,000

CUSIP NO. 450732AD4

         IBASIS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., the principal sum of Twenty-nine Million United States Dollars (U.S. $29,000,000) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other outstanding Notes under the Indenture, shall not exceed U.S. $29,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) on June 18, 2007 and to pay interest thereon, from June 18, 2004, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year (each, an "Interest Payment Date"), commencing December 15, 2004, at the rate of 8% per annum, until the principal hereof is due, and at the rate of 10.00% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date with respect to any Interest Payment Date, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder and may either be paid to the Person in whose name this Note (or one or more Predecessor Note) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed in accordance with the Indenture or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Note at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by United States Dollar check drawn on, or transfer to, a United States Dollar account. Payments of interest on this Note may be made by United States Dollar check, drawn on a United States Dollar Account, mailed to the address of the Person entitled thereto as such address shall appear in the Note Registry, or, upon written application by the Noteholder to the Trustee setting forth wire instructions not later than two days prior to the applicable record date, by transfer to a United States Dollar account; PROVIDED, HOWEVER, that transfers to United States Dollar accounts will be made only to Noteholders of an aggregate principal amount of Notes in excess of $2,000,000; PROVIDED FURTHER, that any payment to the Depositary or its nominee shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an authenticating agent by the manual signature of one of their respective authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered under its corporate seal.

COMPANY:
-------

                                           IBASIS, INC.



                                           By:
                                               ----------------------------
                                               Name:
                                               Title:



                                           By:
                                               ----------------------------
                                               Name:
                                               Title:


Attest:


                                           By:
                                               ----------------------------
                                               Name:
                                               Title:


                    (Trustee's Certificate of Authentication)

         This is one of the 8% Secured Convertible Notes due 2007 referred to in the within-mentioned Indenture.

                                           THE BANK OF NEW YORK, as Trustee



                                           By:
                                               ----------------------------
                                               Authorized Signatory

                                [FORM OF REVERSE]

         This Note is one of a duly authorized issue of securities of the Company designated as its "8% Secured Convertible Notes due 2007" (herein called the "Notes"), limited in aggregate principal amount to U.S. $29,000,000, issued and to be issued under an Indenture, dated as of June 18, 2004 (herein called the "Indenture"), between the Company, the Subsidiary Guarantors named therein and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of any authorized denominations as requested by the holder surrendering the same upon surrender of the Note or Notes to be exchanged, initially, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the holder will issue the new Notes in the requested denominations.

         No sinking fund is provided for the Notes.

         The Notes are subject to Provisional Redemption by the Company, in whole or in part, at any time on or after June 18, 2005, upon notice as set forth in Section 3.2 of the Indenture, at a redemption price equal to $1,000 per Note to be redeemed plus accrued and unpaid interest, if any, to the Provisional Redemption Date if the Closing Price of the Common Stock shall have exceeded 150% of the Conversion Price then in effect for at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the Notice Date; PROVIDED, that in no event shall the Company be entitled to cause a Provisional Redemption to occur in accordance with Section 3.1(b) of the Indenture unless, at the time such Provisional Redemption occurs, all of the shares of Common Stock then issuable upon conversion of the Notes to be so redeemed may then be sold in the open market by the holders of such Notes (assuming such conversion) without requiring registration under the Securities Act.

         The Notes are also subject to redemption at the option of the Company at any time on or after June 18, 2006, in whole or in part, upon not less than 20 nor more than 60 days' notice to the holders prior to the date fixed for redemption at the following optional redemption prices (expressed as percentages of the principal amount) for the twelve-month period beginning on June 18 of the following years:

                    YEAR                         REDEMPTION PRICE

                    2006                         102%

together with accrued and unpaid interest to (but excluding) the date fixed for redemption; provided, however, that interest installments on Notes will be payable to the holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.

         None of the Company, the Trustee, the Note Registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed or (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption or (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (d) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in connection with a Repurchase Event.

         In any case where the due date for the payment of the principal of, premium, if any, or interest on any Note or the last day on which a holder of a Note has a right to convert his Note shall not be a Business Day, then payment of principal, premium, if any, interest or delivery for conversion of such Note need not be made on or by such date at such place but may be made on or by the next succeeding Business Day, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the holder of this Note is entitled, at his option, at any time following the original issue date of the Notes and on or before the close of business on the Business Day immediately preceding June 18, 2007, or in case this Note or a portion hereof is called for redemption or the holder hereof has exercised his right to require the Company to repurchase this Note or such portion hereof, then in respect of this Note until but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on Business Day immediately preceding the any optional redemption date or Provisional Redemption Date or the date fixed for repurchase, as the case may be, to convert this Note (or any portion of the principal amount hereof that is an integral multiple of U.S. $1,000, PROVIDED, that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Price of $1.85 per share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture, including pursuant to
Section 15.5 of the Indenture) by surrender of this Note, duly endorsed and, in case such surrender shall be made during the period from the close of business on any record date next preceding any interest payment date to the opening of business on such Interest Payment Date (except if this Note or portion thereof has been called for redemption on a Provisional Redemption Date or optional redemption date or is repurchasable on a date fixed for repurchase), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of this Note then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each, a "Conversion Agent"), PROVIDED, HOWEVER, that if this Note or portion hereof has been called for redemption on a

Provisional Redemption Date or optional redemption date or is repurchasable on a repurchase rate, then the holder of this Note on such record date will be entitled to receive the interest accruing hereon from the interest payment date next preceding the date of such conversion to such succeeding interest payment date and the holder of this Note who converts this Note or a portion hereof during such period shall not be required to pay such interest upon surrender of this Note for conversion. Subject to the provisions of the preceding sentence, no Cash payment or adjustment is to be made on conversion for interest accrued hereon from the interest payment date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the holder the fixed number of shares of Common Stock (together with any Cash adjustment, as provided in the Indenture) into which this Note is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Note. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a Cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any holders of Notes, so that this Note, if then outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, Cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Note could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (subject to the provisions of, and as more explicitly set forth in, the Indenture). No adjustment in the Conversion Price will be made until such adjustment would require an increase or decrease of at least one percent of such price, PROVIDED, that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         If a Repurchase Event occurs, the holder of this Note, at the holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Note (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple) for Cash at a price equal to 105% of the principal amount thereof plus interest accrued to the Repurchase Date. Whenever in this Note there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Note shall not be construed as excluding the Repurchase Price so payable in those provisions of this Note when such express mention is not made.

         If the Company or any Restricted Subsidiary consummates an Asset Sale, the Company shall when Excess Proceeds exceed $10,000,000 promptly commence a pro rata offer to all Holders of Notes and all holders of other Indebtedness that is PARI PASSU with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "EXCESS PROCEEDS OFFER") pursuant to Section 5.17 of the Indenture to purchase the maximum principal amount of Notes and such other PARI PASSU Indebtedness that may be purchased out of the Excess Proceeds at an offer price in Cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of purchase in accordance with the procedures set forth in the Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds allocated for repurchase of Notes, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Excess Proceeds Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

         Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

         [The following paragraph shall appear in each Global Security:

         In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, redemption, repurchase or conversion of this
Note in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of The Depository Trust Company applicable to, and as in effect at the time of, such transaction.]

         [The following paragraph shall appear in each Note that is not a Global
Security:

         In the event of redemption, repurchase or conversion of this Note in part only, a new Note or Notes for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the holder hereof.]

         The indebtedness evidenced by this Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in Cash of all senior indebtedness of the Company, and this Note is issued subject to such provisions of the Indenture and the Collateral Agency Agreement and the Intercreditor Agreement referred to therein with respect thereto. Each holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Notes, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Notes shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the holders of not less than a majority in principal amount of the Notes at the time outstanding, or (b) by the adoption of a resolution, at a meeting of holders of the Outstanding Notes at which a quorum is present, by the holders of at least 66-2/3% in aggregate principal amount of the Outstanding Notes represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes at the time outstanding, on behalf of the holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.

         As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default, the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof, premiums if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Note as provided in the Indenture.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Note as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Note Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith, other than as provided in the Indenture.

         Prior to due presentation of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered, as the owner thereof for all purposes, whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse for the payment of the principal (and premium, if any) or interest on this Note and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties (Cust)

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - _________________ Custodian _____________
                             (Minor) under Uniform Gifts to Minors Act _________
                                                                        (State)

         Additional abbreviations may also be used though not in the above list.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         (1) Pursuant to Article 16 of the Indenture, the undersigned hereby elects to have this Note repurchased by the Company.

         (2) The undersigned hereby directs the Trustee or the Company to pay to the undersigned an amount in Cash equal to 105% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                  Dated:
                                         --------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------
                                  Signature(s)


                                  Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                  ---------------------------------------------
                                  Signature Guaranteed

Principal amount to be repurchased (at least U.S. $1,000 or an integral multiple thereof $1,000):

-------------------------------

Remaining principal amount following such repurchase:
                                                      -------------------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                CONVERSION NOTICE

         The undersigned holder of this Note hereby irrevocably exercises the option to convert this Note, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, PROVIDED, that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that such shares, together with a check in payment for any fractional share and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:
       ------------------------------         ----------------------------------

                                              ----------------------------------
                                              Signature(s)

If shares or Notes are to be registered in the name of a Person other than the holder, please print such Person's name and address:


---------------------------------------
Name


---------------------------------------
Address


---------------------------------------
Social Security or other Identification
Number, if any


---------------------------------------
Signature Guaranteed

If only a portion of the Notes is to be converted, please indicate:

1.       Principal amount to be converted:

         U.S. $ ___________

2. Principal amount and denomination of Notes representing unconverted principal amount to be issued: Amount U.S. $___________ (U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, PROVIDED, that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

                               FORM OF ASSIGNMENT

         For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ____________________ as attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:
       ----------------------------       --------------------------------------

                                          --------------------------------------
                                          Signature(s)


                                           Signature(s) must be guaranteed by an
                                           Eligible Guarantor Institution with
                                           membership in an approved signature
                                           guarantee program pursuant to Rule
                                           17Ad-15 under the Securities Exchange
                                           Act of 1934.